                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 'SS'240.14a-12

               CURTISS-WRIGHT CORPORATION
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     ..........................................................................

     (2)  Aggregate number of securities to which transaction applies:


     ..........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ..........................................................................

     (4) Proposed maximum aggregate value of transaction:


     ..........................................................................

     (5)  Total fee paid:


     ..........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .....................................................................

          (2) Form, Schedule or Registration Statement No.:


          .....................................................................

          (3) Filing Party:


          .....................................................................

          (4) Date Filed:


          .....................................................................

                       [CURTISS WRIGHT LOGO]


Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Curtiss-Wright Corporation ('Curtiss-Wright'), a Delaware corporation, to be held on Friday, May 23, 2003 at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054 commencing at 2:00 p.m., local time.

    At the Annual Meeting:

    1. Holders of Class B common stock will be asked to consider and vote upon the election of seven Class B directors;

    2. Holders of Common stock will be asked to consider and vote upon the election of one Common director;

    3. Holders of Common stock and Class B common stock will be asked to approve an amendment to our Amended and Restated 1995 Long-Term Incentive Plan to include members of the Board of Directors as participants under the Plan;

    4. Holders of Common stock and Class B common stock will be asked to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common stock from 11,250,000 to 33,750,000 shares;

    5. Holders of Common stock and Class B common stock will be asked to ratify and approve the adoption of our 2003 Employee Stock Purchase Plan;

    6. Holders of Common stock and Class B common stock will be asked to ratify the appointment of Deloitte & Touche LLP as our independent accountants for the 2003 fiscal year; and

    7. Holders of Common stock and Class B common stock will be asked to consider and transact such other business as may properly come before the meeting.

    Only holders of Class B common stock are entitled to vote in the election of the Class B directors. Only holders of Common stock are entitled to vote in the election of the Common director. Holders of both classes of stock are entitled to vote as a single class on all other matters submitted to a vote of the stockholders. The attached Proxy Statement presents the details of these proposals.

    OUR BOARD OF DIRECTORS HAS UNANIMOUSLY NOMINATED THE CLASS B DIRECTORS AND THE COMMON DIRECTOR AND APPROVED PROPOSALS 3, 4, 5, AND 6 ABOVE AND RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES, AND A VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSALS 3 THROUGH 6.

    YOUR PARTICIPATION AND VOTE ARE IMPORTANT. THE ELECTION OF EACH CLASS OF DIRECTORS WILL NOT BE EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE RESPECTIVE OUTSTANDING CLASS OF COMMON STOCK VOTING AT THE ANNUAL MEETING. THE ADOPTION OF PROPOSALS 3 THROUGH 6 WILL NOT BE EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF ALL THE OUTSTANDING COMMON STOCK, VOTING AS A SINGLE CLASS, PRESENT AND VOTING AT THE ANNUAL MEETING.

    FOR FURTHER INFORMATION REGARDING THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING, I URGE YOU TO CAREFULLY READ THE ACCOMPANYING PROXY STATEMENT, DATED APRIL 19, 2003. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Gary J. Benschip, Treasurer of Curtiss-Wright Corporation, 4 Becker Farm Road, Roseland, New Jersey 07068; telephone: (973) 597-4700. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

                                          Sincerely,
                                          MARTIN R. BENANTE
                                          MARTIN R. BENANTE
                                          Chairman and Chief Executive Officer

                           CURTISS-WRIGHT CORPORATION
                 4 BECKER FARM ROAD, ROSELAND, NEW JERSEY 07068
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
  CURTISS-WRIGHT CORPORATION:

    Notice is hereby given that the Annual Meeting of Stockholders (the 'Annual Meeting') of Curtiss-Wright Corporation, a Delaware corporation, will be held at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054 on Friday, May 23, 2003, at 2:00 p.m., for the following purposes:

        (1) To elect seven Class B common stock directors, each to hold office until the next Annual Meeting of Stockholders, and until his or her successor shall have been elected and shall qualify;

        (2) To elect one Common stock director to hold office until the next Annual Meeting of Stockholders, and until his or her successor shall have been elected and shall qualify;

        (3) To consider and act upon a proposal to amend our 1995 Long-Term Incentive Plan to include members of the Board of Directors as participants under the Plan;

        (4) To consider and act upon an amendment to our Amended and Restated Certificate of Incorporation to increase the amount of our authorized Common stock from 11,250,000 shares to 33,750,000 shares;

        (5) To consider and act upon a proposal to adopt our 2003 Employee Stock Purchase Plan;

        (6) To ratify the appointment of our independent accountants for the current year, as Deloitte & Touche LLP; and

        (7) To consider and transact such other business as may properly come before the meeting.

    Only record holders of Common stock and Class B common stock at the close of business on April 9, 2003 are entitled to notice of and to vote at the Annual Meeting. Only record holders of Common stock are entitled to vote on the election of the Common stock director, and only record holders of the Class B common stock are entitled to vote on the election of the Class B directors. Record holders of both classes of stock are entitled to vote as a single class on all other matters submitted to a vote of the stockholders. A list of such holders for each class of common stock will be available for examination by any stockholder at the meeting and at the offices of the Corporation, 4 Becker Farm Road, Roseland, New Jersey 07068 during the ten days preceding the meeting date.

    All stockholders are cordially invited to attend the meeting in person. Stockholders who plan to attend the meeting in person are nevertheless requested to sign and return their proxies to make certain that their stock will be represented at the meeting should they be prevented unexpectedly from attending.

                                           By Order of the Board of Directors,

                                                              MICHAEL J. DENTON,
                                                                       Secretary

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

April 2003

                           CURTISS-WRIGHT CORPORATION
                 4 BECKER FARM ROAD, ROSELAND, NEW JERSEY 07068
                                PROXY STATEMENT

    This proxy statement is being furnished by us on or about April 9, 2003 in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

    Our Amended and Restated Certificate of Incorporation provides that the holders of Class B common stock are entitled to elect at least 80% of the members of the board. As a result, the holders of our Class B common stock are currently entitled to elect seven Class B directors and the holders of our Common stock are currently entitled to elect the Common director.

    As of April 9, 2003, the record date for determining the holders of stock
entitled to notice of and to vote at the annual meeting, there were       shares
of Common stock outstanding, and there were       shares of Class B common stock
outstanding constituting all the voting stock of the Corporation entitled to vote at the Annual Meeting. Each share of stock is entitled to one vote. Only holders of Class B common stock are entitled to vote in the election of the Class B directors, and only holders of Common stock are entitled to vote in the election of the Common director. A majority of the Class B common stock present in person or represented by proxy at the meeting and actually cast, will elect the Class B directors, and a majority of the Common stock present in person or represented by proxy at the meeting and actually cast, will elect the Common director. In all other matters submitted to a vote of stockholders, holders of Common stock and Class B common stock will vote together as a single class.

    The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of both classes of common stock, viewed as a single class, entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting for purpose of voting on Proposals 3 through 6. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of each class of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting for purposes of Proposals 1 and 2.

    The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors, and to abstain from voting for Proposals 3 through 6. The election of directors requires a plurality of the votes cast by each class of stock. The approval of Proposals 3 through 6 require the affirmative vote of a majority of the shares of Common stock and Class B common stock, as a single class, present in person or represented by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

    All shares of Common stock and Class B common stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

    Any proxy given pursuant to this solicitation may be revoked by the stockholder giving it at any time before its use by delivering to the Corporate Secretary at the above address, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                        PERSONS MAKING THE SOLICITATION

    This solicitation of proxies is made on behalf of our Board of Directors and the cost thereof will be borne by the Corporation. We have engaged Innisfree M&A, Incorporated to assist us in soliciting proxies from banks, brokers and nominees. Innisfree will be paid fees of approximately $10,000, plus out of pocket expenses. In addition, our directors, officers and employees (none of whom will receive any compensation in addition to his or her regular compensation) may solicit proxies from stockholders by mail, telephone, telegrams, facsimile and other electronic communication, and from personal interviews. We will reimburse banks, brokers and nominees for their expenses in forwarding proxy material to our beneficial owners.

                  HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

    The United States Securities and Exchange Commission (the 'SEC') approved a rule governing the delivery of annual disclosure documents. The rule allows us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe that the stockholders are members of the same family. This rule benefits both stockholders and the Corporation. It reduces the volume of duplicate information received at your house and helps to reduce our expenses. Each stockholder will continue to receive a separate proxy card. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll-free number, 1-800-416-3745 or through their website at www.amstock.com.

    If you would like to receive your own set of our annual disclosure documents in future years, please follow the directions below. Similarly, if you share an address with another stockholder and together both of you wish to receive only a single set of our annual disclosure documents, please follow these directions:
Please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling 1-800-416-3745, accessing their website at www.amstock.com, or writing to them at 6201-15th Avenue, Brooklyn, New York 11219.

                      DEADLINE FOR RECEIPT OF STOCKHOLDER
                       PROPOSALS FOR 2004 ANNUAL MEETING

    Pursuant to regulations of the SEC, stockholders who intend to submit proposals for inclusion in the Corporation's proxy materials for the 2004 Annual Meeting must do so no later than November 15, 2003. This requirement is separate from the SEC's other requirements that must be met to have a stockholder proposal included in our Proxy Statement. In addition, this requirement is independent of certain other notice requirements of our Amended and Restated By-laws described immediately below. All stockholder proposals and notices should be submitted to Michael J. Denton, Secretary, Curtiss-Wright Corporation, 4 Becker Farm Road, Roseland, New Jersey 07068. The attached proxy card grants the proxy holder discretionary authority to vote on any matter raised and presented at the Annual Meeting. Pursuant to amended SEC Rule 14a-4(c)(1), we shall exercise discretionary voting authority to the extent conferred by proxy with respect to stockholder proposals received after January 19, 2004.

    If a stockholder of record wishes to nominate directors or bring other business to be considered by stockholders at the 2004 Annual Meeting, such proposals may only be made in accordance with the following procedure. Under our Amended and Restated By-laws, nominations of directors or other proposals by stockholders must be made in writing to our offices no later than January 27, 2004 and no earlier than December 28, 2003. However, if the date of the 2004 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2003 Annual Meeting, then such nominations and proposals must be delivered in writing to us no earlier than 120 days prior to the 2004 Annual Meeting and no later than the close of business on the later of
(i) the 90th day prior to the 2003 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2004 Annual Meeting is first made.

    All stockholder proposals and notices should be submitted to our Corporate Secretary, Michael J. Denton, Secretary, at 4 Becker Farm Road, Roseland, New Jersey 07068. Please note that these requirements relate only to matters proposed to be considered for the 2004 Annual Meeting. They are separate from the SEC's requirements to have stockholder proposals included in our 2004 Proxy Statement.

                                APPRAISAL RIGHTS

    Holders of either class of Curtiss-Wright common stock are not entitled to appraisal rights under Section 262 of the General Corporation Law of the State of Delaware in connection with any of the matters discussed in this proxy statement.

                               PROPOSALS 1 AND 2
                             ELECTION OF DIRECTORS

    At this Annual Meeting, eight directors are to be elected, each to hold office until the next Annual Meeting or until his or her successor shall have been duly elected and shall qualify except as set forth below. Each nominee has been recommended for election by the Committee on Directors and Governance of the Board of Directors and by our full Board of Directors. In the event that any such nominee should become unavailable for election, the persons named in the proxy may vote for the election of a substitute nominee. However, the Board of Directors has no reason to believe that any of the nominees described below will be unavailable for election.

    Pursuant to the Restated Certificate of Incorporation, record holders of the Class B common stock are entitled to elect 80% of the members of the Board of Directors (rounded upwards, if necessary) and holders of the Common stock are entitled to elect the remaining directors (but in no event less than one director). The Board of Directors fixed the number of directors at eight, one of whom is elected by the holders of Common stock and seven of whom are elected by the holders of Class B common stock. The following table shows the members of the different classes of the Board of Directors. The Board of Directors has the ability to change the size and composition of the Board of Directors. However, to ensure that there will be at least one Common stock director at all times, the Board of Directors may not consist of fewer than five members.

                      DIRECTOR                                CLASS
                      --------                                -----
Martin R. Benante....................................  Class B common stock
James B. Busey IV....................................  Class B common stock
S. Marce Fuller......................................  Common stock
David Lasky..........................................  Class B common stock
William B. Mitchell..................................  Class B common stock
John R. Myers........................................  Class B common stock
William W. Sihler....................................  Class B common stock
J. McLain Stewart....................................  Class B common stock

TERM OF OFFICE

    The eight nominees listed above are to serve one-year terms of office, are currently directors of the Corporation and have indicated their willingness to serve. However, if any nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for the nominee designated by the present board to fill the vacancy. The term of office of each person elected as a director will continue until the 2004 Annual Meeting or until a successor has been elected and qualified.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE 'FOR' THE NOMINEES LISTED BELOW:

                        BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION FOR LAST FIVE   FIRST    CLASS OF
                             YEARS; DIRECTORSHIPS IN PUBLIC CORPORATIONS AND         YEAR      COMMON
         NAME                           INVESTMENT COMPANIES; AGE                   ELECTED    STOCK
         ----           ----------------------------------------------------------  -------   --------
Martin R. Benante       Chairman of the Board of Directors and Chief Executive       1999     Class B
                        Officer of Curtiss-Wright Corporation since April 2000;
                        formerly President and Chief Operating Officer from April
                        1999 to April 2000; formerly Vice-President of the
                        Corporation since April 1996; formerly President of
                        Curtiss-Wright Flow Control Corporation from March 1995 to
                        April 1999, Age 50.

James B. Busey IV       Aviation safety and security consultant, April 1996-         1995     Class B
                        present; Director, Mitre Corporation since February 1995;
                        Director, Texas Instruments, Incorporated since July 1993;
                        President and Chief Executive Officer of the Armed Forces
                        Communications and Electronics Association, September
                        1993-April 1996; Age 70.

S. Marce Fuller         President, Chief Executive Officer, and Director of Mirant   2000      Common
                        Corporation, a competitive energy company (formerly known
                        as Southern Energy, Inc.) since July 1999; President and
                        Chief Executive Officer of Mirant Americas Energy
                        Marketing, LP September 1997 -- July 1999; Executive
                        Vice-President of Mirant Corporation from October 1998 to
                        July 1999; Senior Vice President of Mirant Corporation
                        from May 1996 to October 1998; Vice President of Mirant
                        Corporation 1994-1996; Age 42.

David Lasky             Consultant, Curtiss-Wright Corporation from April 2000 to    1993     Class B
                        April 2003; Director, Primex Technologies, Inc. from
                        January 1997 to January 2001; formerly Chairman of the
                        Board of Directors of Curtiss-Wright Corporation from May
                        1995 to April 2000; formerly Chief Executive Officer of
                        Curtiss-Wright Corporation from April 1999 to April 2000;
                        formerly President of Curtiss-Wright Corporation from 1993 to April 1999. Age 70.

William B. Mitchell     Director, Mitre Corporation since May 1997; Director,        1996     Class B
                        Primex Technologies, Inc. from January 1997 to January
                        2001; Vice Chairman, 1993-1996, Director, 1990-1996 and
                        Executive Vice President, 1987-1993 of Texas Instruments
                        Incorporated; Chairman, American Electronics Association,
                        September 1995-September 1996; Age 67.

John R. Myers           Chairman and Chief Executive Officer, Tru-Circle Corpo-      1996     Class B
                        ration since June 1999; Director, Iomega Corporation from
                        1994 to May 2002; limited partner of Carlisle Enterprises, a venture capital group, since 1993; Consultant, UNC,
                        Inc., August-December 1996; Chairman of the Board of
                        Garrett Aviation Services, 1994-1996; Age 66.

William W. Sihler       Ronald E. Trzcinski Professor of Business Administra-        1991     Class B
                        tion, Darden Graduate School of Business Administration,
                        University of Virginia; Director, President, and
                        Treasurer, Southeastern Consultants Group, Ltd. since
                        1992. Age 65.

J. McLain Stewart       Director, McKinsey & Company, Management Consultants,        1989     Class B
                        until 1997. Age 86.

OTHER DIRECTORSHIPS

    Our directors are also presently serving on the following boards of other companies:

              NAME OF DIRECTOR                                    COMPANY
              ----------------                                    -------
James B. Busey IV............................  Texas Instruments, Incorporated
                                               Mitre Corporation
S. Marce Fuller..............................  Mirant Corporation
                                               Earthlink, Inc.
William B. Mitchell..........................  Mitre Corporation
John R. Myers................................  Tru-Circle Corporation

CERTAIN LEGAL PROCEEDINGS

    Ms. Fuller served as an executive officer of Mobile Energy Services Company, LLC (Mobile Energy) from 1995 until July 2001 and she served as president and chief executive officer of its parent company Mobile Energy Services Holdings, Inc. (MESH) from August 1997 to January 1999. Mobile Energy owns a generating facility, which provides power and steam to a tissue mill in Mobile, Alabama. Mobile Energy and MESH filed for bankruptcy on January 14, 1999 in response to the announcement by its then largest customer, a pulp mill, of plans to cease operations in September 1999. A proposed plan of reorganization for Mobile Energy and MESH is pending before the bankruptcy court.

CODE OF CONDUCT

    We have maintained a Code of Conduct for many years providing guidance to all employees regarding the standards for conduct we expect from them. We deliver this code to our employees annually. While our senior management and financial personnel have always been accountable under the Code of Conduct, we amended the Code of Conduct in response to recent laws promulgated pursuant to the Sarbanes Oxley Act to specifically address the conduct of our senior management and financial personnel. Our Code of Conduct can be reviewed on our website at www.curtisswright.com.

BENEFICIAL OWNERSHIP

    The following table sets forth information concerning the ownership of our common stock by our directors and executive officers named in the Summary Compensation Table below and all of our directors and executive officers as a group, as of February 1, 2003. The shares are owned directly and the owner has the sole voting and investment power in respect thereof.

                                                      NUMBER OF SHARES       % OF         CLASS OF
             NAME OF BENEFICIAL OWNER                BENEFICIALLY OWNED   OUTSTANDING   COMMON STOCK
             ------------------------                ------------------   -----------   ------------
Martin R. Benante(2)...............................        47,119             (1)          Common
Edward Bloom(3)....................................        28,318             (1)          Common
James B. Busey IV(4)...............................         3,752             (1)          Common
S. Marce Fuller(5).................................         1,389             (1)          Common
Michael J. Denton(6)...............................           964             (1)          Common
David Lasky........................................        51,842             (1)          Common
William B. Mitchell(7).............................         2,955             (1)          Common
John R. Myers(7)...................................         2,649             (1)          Common
Joseph Napoleon(8).................................        16,356             (1)          Common
William W. Sihler(7)...............................         1,326             (1)          Common
J. McLain Stewart(9)...............................         1,227             (1)          Common
George J. Yohrling(10).............................        34,558             (1)          Common
Directors and Executive Officers as a group
  (15 persons)(11).................................       208,776             3.5%         Common

                                                   (footnotes on following page)

(footnotes from previous page)


 (1)  Less than one percent.
 (2) Of the total number of shares, 46,185 represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1985 Stock Option Plan and 1995 Long-Term Incentive Plan.
 (3) Of the total number of shares, 23,146 represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1985 Stock Option Plan and 1995 Long-Term Incentive Plan.
 (4) Includes 311 shares of restricted common stock issued pursuant to the Corporation's 1996 Stock Plan for Non-Employee Directors and rounding down to the next whole share for fractional shares purchased pursuant to a broker dividend reinvestment plan.
 (5) Includes 389 shares of restricted common stock issued pursuant to the Corporation's 1996 Stock Plan for Non-Employee Directors.
 (6) Represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1995 Long-Term Incentive Plan.
 (7) Includes 311 shares of restricted common stock issued pursuant to the Corporation's 1996 Stock Plan for Non-Employee Directors.
 (8) Of the total number of shares, 16,056 represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1985 Stock Option Plan and 1995 Long-Term Incentive Plan.
 (9) Includes 311 shares of restricted common stock issued pursuant to the Corporation's 1996 Stock Plan for Non-Employee Directors and 400 shares, which are indirectly beneficially owned as custodian pursuant to the Uniform Gift to Minors Act.
(10) Of the total number of shares, 27,839 represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1985 Stock Option Plan and 1995 Long-Term Incentive Plan.
(11) Of the total number of shares, 129,012 represents the number of shares that may be acquired within 60 days upon the exercise of options granted under the Corporation's 1985 Stock Option Plan and 1995 Long-Term Incentive Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal year 2002, there were no material proceedings to which any of our directors, nominees, or executive officers were an adverse party to the Corporation or any of its subsidiaries or had a material interest adverse to the Corporation. None of our directors, nominees or executive officers has been indebted in excess of $60,000 to the Corporation or any of its subsidiaries during the last fiscal year.

    During fiscal year 2000, we entered into a retirement and consulting agreement with David Lasky which provided for his retirement as of April 10, 2000, from his position as Chairman and Chief Executive Officer. The agreement further provided that Mr. Lasky serve as our consultant commencing on his retirement date and ending on April 9, 2003.

    During fiscal year 2002, commencing on April 9, 2002, we began paying
Mr. Lasky, in 12 equal monthly installments, a consulting fee at the annual rate of $200,000. The agreement also provides for other health and welfare benefits under our existing programs for Mr. Lasky and his spouse. A copy of Mr. Lasky's agreement is attached as Exhibit (10)(xi) to the Corporation's Annual Report on Form 10-K for fiscal year ended December 31, 2000, filed with the United States Securities and Exchange Commission on March 19, 2001.

    Mr. Lasky remains a member of our Board of Directors subject to subsequent election by the stockholders. During the consulting period, Mr. Lasky is not entitled to compensation for serving as a member of the board. Our obligations under the consulting agreement are not dependent upon Mr. Lasky's continued service as a member of the Board of Directors. In addition to receiving his consulting fee, Mr. Lasky received compensation for certain long-term incentive awards granted to him while he was an employee of the Corporation. During 2002, Mr. Lasky exercised stock options resulting in income of $1,465,333 and received $100,000 as payment for performance units awarded to him in November 1998.
Mr. Lasky also collected $29,030 in deferred compensation, which he deferred as an employee of the Corporation pursuant to our Executive Deferred Compensation Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on its review of copies of filings under Section 16(a) of the Exchange Act, as amended, received by it, or written representations from certain reporting persons, we believe that during fiscal year 2002, all
Section 16(a) filing requirements were met.

                 OPERATION OF BOARD OF DIRECTORS AND COMMITTEES

    During 2002 the Board of Directors held seven meetings. All of our directors attended 100% of the aggregate of all meetings in 2002 of the Board of Directors and committees on which they served. The Board of Directors also has adopted corporate governance guidelines, which are attached to this proxy statement as Appendix I. The Board of Directors has determined to appoint on a rotating basis a presiding director for executive sessions of the Board of Directors.

    The Audit Committee presently consists of Dr. William W. Sihler, Chairman, Admiral (Ret.) James B. Busey IV, and Ms. S. Marce Fuller. The Audit Committee met five times during 2002. The Audit Committee reviews the proposed audit plans (including both independent and internal audits) for each fiscal year, the results of these audits, and the adequacy of our systems of internal accounting control. The Audit Committee also is responsible for (i) the appointment, compensation, and oversight of the independent auditors for each fiscal year,
(ii) the approval of all permissible non-audit services to be performed by the independent auditors, (iii) the establishment of procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (iv) the approval of all related-party transactions. A more detailed discussion of the purposes, duties, and responsibilities of the audit committee are found in the committee's charter included in this proxy statement as Appendix II. Each of the members of the Committee is 'independent', as defined by the New York Stock Exchange listing standards.

    All Audit Committee members possess the required level of financial literacy and at least one member of the Committee meets the current standard of requisite financial management expertise, as required by the New York Stock Exchange. The SEC recently adopted a rule requiring disclosure concerning the presence of at least one 'audit committee financial expert' (a newly defined term) on audit committees. Upon effectiveness of the rule, this disclosure will be required to be included in our Annual Report on Form 10-K for our fiscal year ending December 31, 2003, or in our proxy statement for the 2004 Annual Meeting of Stockholders. Although certain members of the Audit Committee may meet the SEC's new definition for 'audit committee financial expert', we are engaged in an active search for a new director who meets the most restrictive interpretation of the SEC's new definition and our director criteria. The Board anticipates appointing a new director prior to the end of our fiscal year ending
December 31, 2003.

    The Executive Compensation Committee, presently consisting of Messrs.
John R. Myers, Chairman, William B. Mitchell, and J. McLain Stewart met five times during 2002. This Committee reviews compensation of elected officers prior to submission to the board; reviews and approves goals and objectives relevant to the Chief Executive Officer's compensation, evaluates the Chief Executive Officer's performance in light of these goals and objectives and sets the Chief Executive Officer's compensation based on this evaluation; establishes specific awards to be made to individuals under the Corporation's Modified Incentive Compensation Plan and the Corporation's 1995 Long-Term Incentive Plan; and reviews the establishment and/or amendment of executive compensation plans. The Executive Compensation Committee acts under a written charter adopted and approved by the Board of Directors in November 2002. Each of the members of this Committee is 'independent' as defined by the New York Stock Exchange listing standards. A copy of the Executive Compensation Committee's charter is attached hereto as Appendix III.

    The Committee on Directors and Governance presently consists of Admiral (Ret.) James B. Busey IV, Chairman, Mr. J. McLain Stewart, and Mr. John R. Myers. The Committee on Directors and Governance met two times in 2002. This Committee's responsibilities include the following: (i) recommending to the Board of Directors nominees for election as directors, (ii) establishing procedures for identifying candidates for the board and periodically reviewing potential candidates, (iii) recommending to the board criteria for board membership, (iv) developing recommendations to enhance the board's effectiveness, (v) establishing and reviewing our corporate governance guidelines, and (vi) reviewing and making recommendations relating to the board's compensation. Each of the members of the Committee is 'independent' as defined by the New York Stock Exchange listing standards. A copy of the Directors and Governance Committee's charter is attached hereto as Appendix IV.

STOCKHOLDER COMMUNICATIONS

    Any stockholder wishing to communicate directly with our Board of Directors should write directly to Dr. William W. Sihler at the following address:

                        Southeastern Consultants Group, LTD.
                                 P.O. Box 5645
                        Charlottesville, Virginia 22905

                          REPORT OF AUDIT COMMITTEE(1)

    Management is responsible for the financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent auditors are

---------

(1) The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes. The Audit Committee does not have the duty or responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Audit Committee are employees of the Corporation and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on our financial statements.

    The oversight performed by the Audit Committee does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the discussions that the Audit Committee has with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact 'independent.'

    As more fully described in our charter, the Audit Committee is responsible for overseeing the internal controls and financial reporting processes, as well as the independent audit of the financial statements by the independent accountants, PricewaterhouseCoopers LLP. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal 2002 with management and discussed those matters required to be discussed by Statement on Auditing Standards
No. 61 (Communication with Audit Committees) with the independent accountants. The Audit Committee discussed and considered the independence of PricewaterhouseCoopers LLP with representatives of PricewaterhouseCoopers LLP, reviewing as necessary all relationships and services which might bear on the objectivity of PricewaterhouseCoopers LLP, and received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) from
PricewaterhouseCoopers LLP. The Audit Committee provided to PricewaterhouseCoopers LLP full access to the Audit Committee to meet privately with the Audit Committee and PricewaterhouseCoopers LLP was encouraged to discuss any matters they desired with the Audit Committee and the full Board of Directors.

    The opinion of PricewaterhouseCoopers LLP is filed separately in the 2002 annual report and should be read in conjunction with the reading of the financial statements.

    Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE OF THE
                                          BOARD OF DIRECTORS
                                          WILLIAM W. SIHLER, Chairman
                                          JAMES B. BUSEY IV
                                          S. MARCE FULLER

                             EXECUTIVE COMPENSATION

      REPORT OF EXECUTIVE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    In 2002, the compensation of the executive officers consisted of salary, cash bonus awards and non-qualified stock options and performance units. The amount of compensation for each of these elements is arrived at through consideration of a number of objective and subjective factors.

SALARY

    Officer salaries are subject to annual review by the Committee and are adjusted on the basis of competitive salary ranges for the officers' positions, individual performance and the officers' contributions to the Corporation. Also considered in 2002 was survey data related to compensation of officers in the Corporation's peer group of companies, the recommendations of the Corporation's compensation consultant as to appropriate target salary levels for the Corporation's officers, and each officer's years of service and total compensation received in 2001 and 2000. A number of objective financial measures of performance, corporate or business unit, as appropriate, were also considered. The Board of Directors acts upon the recommendations of the Committee as to salary adjustments. In determining Mr. Benante's salary, the Committee took into account the compensation paid by other corporations of similar size and nature and Mr. Benante's years of service and other non-salary compensation. The Committee also considered specific measures of corporate performance, including return on assets, return on capital employed, return on equity, and operating cash flow, both for the full years 2001 and 2000, and on a year-to-date basis, for 2002. In 2002, Mr. Benante's annual salary rate was established to be in line with the salaries paid by other corporations of similar size and nature to their chief executive officers with similar years of service.

BONUS

    Since 1998, the Corporation's cash bonus plan has been structured to align the awards granted under the cash bonus plan with the performance of the Corporation and its business units as well as to place a value on individual achievements. Payments under the cash bonus plan are made both to officers and to a broad group of other key employees. The amount of the annual bonus paid to each participant, including Mr. Benante, under the cash bonus plan is based on the attainment of performance objectives agreed to by senior management, and the Committee early in the fiscal year. The 2002 cash bonus awards were made early in the year, and were based on performance during 2001. Early in the performance year, each participant in the cash bonus plan is notified of a pre-set cash bonus range, including a threshold level below which no cash bonus will be paid, a target at which the full 'contemplated' cash bonus would be paid and a maximum award level above the target level. The minimum threshold level is pre-set at approximately 50% of the target and the maximum is set at 200% of the target. Sixty percent (60%) of each bonus award is based on a pre-established quantitative objective ('business unit's operating earnings') and forty percent (40%) on pre-established individual qualitative objectives. A target level of operating earnings was proposed by senior management and approved by the Committee. In addition to the quantitative factor, the Committee also considered the success of participants in attaining their pre-agreed qualitative performance objectives for the year. The qualitative objectives are generally non-financial in nature, but are measurable and weighted as appropriate to their relative importance to the success of the Corporation.

LONG-TERM INCENTIVE AWARDS

    In 2002, the long-term incentive awards consisted of performance units and non-qualified stock options. Made to a broad group of key employees in addition to corporate officers, these long-term incentive awards are intended to attract and retain highly qualified key employees and to provide those employees with an additional incentive to work over a longer period toward increasing the value of the Corporation and improving the results of the business units with which they are associated. In 2002, the

Committee reallocated the mix of long term awards of performance units and stock options from 50% performance units and 50% stock options to 70% performance units and 30% stock options reflecting the trend of our peer group to move away from equity based compensation by providing more cash based long-term compensation.

    In determining the 2002 long-term incentive target awards, the Committee considered the effect that the efforts of the recipients could have on the growth of the Corporation and their value to the business. In awarding long-term incentive target awards in performance units to its key employees and executive officers, the Committee considered specific objectives relating to increases in the gross average annual sales of the individual business unit or the Corporation as a whole, as appropriate, over a three year period ending
December 31, 2005, and to the average annual return on capital, as defined, during the same period for the respective organizations. The Committee also considered the amount of 2002 and 2001 base pay, the annual cash bonus received by the awardees in each of those years and the 2001 stock options and performance unit awards that each had received.

    In awarding stock options to its key employees and executive officers, the Committee considered the effect such persons' efforts could have on the growth of the Corporation. Options were granted with an exercise price of 100% of the market price on the date of grant. The options are exercisable to the extent of one third of the total number of shares covered beginning on the first anniversary of the grant, two thirds at the second anniversary and in full after the third anniversary.

    While to some degree grants were based on subjective factors relating to the performance of individuals, in 2002 the Committee continued the practice of having long-term incentive awards bear a relationship to base salary, based on the target percentages previously suggested by the Corporation's compensation consultant. Recommendations previously supplied by the Corporation's compensation consultant also confirmed that awards granted were fair and reasonable and consistent with corresponding awards made by other corporations in our peer group.

    In making a target award of long-term incentive compensation to Mr. Benante, the Committee considered factors beyond those applicable to other officers. The Committee made this award to Mr. Benante to provide a further incentive for him to continue his efforts to advance the interests of the Corporation. Mr. Benante's dedication to the strategic planning process and the progress that continues to be made in identifying and exploring growth opportunities were considered, as was the impact that Mr. Benante's efforts could have on future growth. The Committee also considered the compensation awarded other chief executive officers, as reported by a compensation consultant advising the Corporation with respect to its overall executive compensation program. A number of objective financial measures of corporate performance were also considered.

                                          EXECUTIVE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS
                                          JOHN R. MYERS, Chairman
                                          WILLIAM B. MITCHELL
                                          J. MCLAIN STEWART

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Executive Compensation Committee is an officer or an employee of the Corporation or any of its subsidiaries, and no member has any interlocking or insider relationships with the Corporation which are required to be reported under applicable rules and regulations of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

    The following table contains information concerning the five most highly compensated executive officers of the Corporation for the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                                                      -------------------------------
                                                                            AWARDS          PAY-OUTS
                                                                      ------------------   ----------
                                          ANNUAL COMPENSATION                (g)
               (a)                  -------------------------------       SECURITIES          (h)             (i)
        NAME AND PRINCIPAL          (b)         (c)          (d)          UNDERLYING          LTIP         ALL OTHER
             POSITION               YEAR     SALARY(1)      BONUS          OPTIONS         PAYOUTS(2)   COMPENSATION(3)
             --------               ----     ---------      -----          -------         ----------   ---------------
                                                                      (NUMBER OF SHARES)
                                                                      ------------------
Martin R. Benante, Chairman and     2002     $512,500      $582,000         10,006          $76,250         $1,997
Chief Executive Officer of          2001     $469,231      $352,500         21,186          $43,189         $6,434
Curtiss-Wright Corp.                2000     $359,616      $170,000         11,646          $41,107         $3,897
George J. Yohrling, Executive V.    2002     $304,615      $174,150          5,003          $40,000         $1,423
P. of Curtiss-Wright Corp.;         2001     $275,308      $158,118         12,712          $ --            $1,347
President, Curtiss-Wright           2000     $249,058      $135,034          4,930          $ --            $1,325
Controls, Inc.
Joseph Napoleon, Executive V. P.    2002     $287,945      $160,000          4,765          $13,800         $1,335
of Curtiss-Wright Corporation;      2001     $245,100      $146,730         12,712          $14,245         $3,040
President of Curtiss-Wright Flow    2000     $192,780      $ 77,275          3,882          $13,297         $2,675
Control Corporation
Ed Bloom, V. P. of Curtiss-Wright   2002     $245,769      $117,925          4,130          $  0.00         $1,113
Corp.; President, Metal             2001     $211,277      $120,593          4,237          $  0.00         $1,860
Improvement Company, Inc.           2000     $200,388      $ 98,800          3,673          $46,738         $1,170
Michael J. Denton, Vice President,  2002     $204,808      $ 70,812          1,601          $ --            $  973
General Counsel and Secretary of    2001     $ 78,750      $   0.00          2,892          $ --            $--
Curtiss-Wright Corporation(4)       2000     $  --         $  --                            $ --            $--

---------

(1) Includes salaries and amounts deferred under the Corporation's Savings and Investment Plan and Executive Deferred Compensation Plan.
(2) Payments made to eligible employees based upon the maturity of performance unit grants made in 1998 under the Corporation's 1995 Long-Term Incentive Plan. Payments are conditioned upon the financial performance of the Corporation and its subsidiaries. Refer to discussion below for additional details with regards to Performance Unit payments.
(3) Includes premium payments for executive life insurance paid by the Corporation during the covered fiscal year for term life insurance.
(4) Mr. Denton commenced his employment with the Corporation on August 6, 2001.

                               PERFORMANCE UNITS

    The Executive Compensation Committee also awarded performance units in November 2002 to its executive officers, senior managers and other key employees. Performance units are denominated in dollars and payable in cash approximately three years after their award date, contingent upon attaining an average annual return on capital and an average annual sales growth rate over a three year performance period as objectives established by the Executive Compensation Committee. Awards to our employees are based on the extent to which these objectives are achieved by the business unit, or units, with which the employees are affiliated. Awards to employees of the corporate office are based on the extent to which the Corporation as a whole achieves these objectives.

    The values shown below reflect the potential value at a target value of one dollar per unit payable at the end of the three-year performance period if the Corporation's average return on capital and average annual growth rate objectives are attained. The chart also reflects the fact that each unit may prove to be worth a maximum of approximately two dollars if both performance targets are substantially exceeded, or nothing at all, depending upon the extent to which the performance targets are not met.

                           AWARD OF PERFORMANCE UNITS

                                       NUMBER OF       MINIMUM                   MAXIMUM      PERFORMANCE
               NAME                      UNITS          VALUE    TARGET VALUE    VALUE(1)       PERIOD
               ----                      -----          -----    ------------    --------       ------
M. Benante........................    2002 - 551,250     $0        $551,250     $1,119,038       2003-2005
                                      2001 - 150,000     $0        $150,000     $  304,500       2002-2004
                                      2000 - 150,000     $0        $150,000     $  304,500       2001-2003

E. Bloom..........................    2002 - 227,500     $0        $227,500     $  461,825       2003-2005
                                      2001 -  50,000     $0        $ 50,000     $  101,500       2002-2004
                                      2000 -  47,308     $0        $ 47,308     $   96,035       2001-2003

G. Yohrling.......................    2002 - 275,625     $0        $275,625     $  559,519       2003-2005
                                      2001 - 150,000     $0        $150,000     $  304,500       2002-2004
                                      2000 -  63,500     $0        $ 63,500     $  128,905       2001-2003

J. Napoleon.......................    2002 - 262,500     $0        $262,500     $  532,875       2003-2005
                                      2001 - 150,000     $0        $150,000     $  304,500       2002-2004
                                      2000 -  50,000     $0        $ 50,000     $  101,500       2001-2003

M. Denton(2)......................    2002 -  88,000     $0        $ 88,000     $  178,640       2003-2005
                                      2001 -  34,125     $0        $ 34,125     $   69,274       2002-2004
                                              2000 -     $0        $            $                2001-2003

---------

(1) The performance units are denominated in dollars and are contingent upon satisfaction of performance objectives keyed to profitable growth over a period of three fiscal years commencing with the fiscal year following such awards. Based upon the satisfaction of performance objectives, the value of the units is determined by comparing the number of units to the extent to which objectives were satisfied and assigning a percentage from a pre-established matrix. The maximum percentage available is 203%. If retirement occurs at age sixty-five or thereafter, the performance units are still payable to the employee over the three years following the date of retirement, prorated for periods of employment.
(2) Mr. Denton commenced his employment with the Corporation on August 6, 2001.

                            OPTIONS GRANTED IN 2002
          PURSUANT TO THE CORPORATION'S 1995 LONG-TERM INCENTIVE PLAN

                                                 % OF
                                  SHARES     TOTAL OPTIONS
                                COVERED BY    GRANTED TO     EXERCISE
                                 OPTIONS     EMPLOYEES IN      PRICE                         GRANT DATE
             NAME               GRANTED(1)       2002        PER SHARE   EXPIRATION DATE  PRESENT VALUE(2)
             ----               ----------       ----        ---------   ---------------  ----------------
Martin R. Benante.............    10,006         12.3%        $65.11     Nov. 19, 2012        $236,242

George J. Yohrling............     5,003          6.2%        $65.11     Nov. 19, 2012        $118,121

Joseph Napoleon...............     4,765          5.9%        $65.11     Nov. 19, 2012        $112,502

Edward Bloom..................     4,130          5.1%        $65.11     Nov. 19, 2012        $ 97,509

Michael J. Denton.............     1,601          2.0%        $65.11     Nov. 19, 2012        $ 37,800

---------

(1) Options were granted with an exercise price of 100% of the market price on the date of grant. The options are usually exercisable to the extent of one third of the total number of shares covered beginning on the first anniversary of the grant, two thirds at the second anniversary and in full after the third anniversary. The options are not transferable other than upon the death of the optionee, in which case they are transferable pursuant to a designation of the optionee, or by will or by the laws of descent and distribution. If the optionee terminates his or her employment the option expires upon such event; however, if employment is terminated by early retirement under a retirement Plan of the Corporation, the option may be exercised within three months following the date of retirement. If retirement occurs at age sixty-five or thereafter, the option may be exercised within three years of the date of retirement but no later than ten years following the option grant date.

(2) These values were calculated using the Black-Scholes option-pricing model. The Black-Scholes model is a complicated mathematical formula, which is widely used and accepted for valuing stock options. The model is premised on immediate exercisability and transferability of the options. This is not true for the Corporation's options granted to executive officers and other employees. Therefore, the values shown are theoretical and are not intended to reflect the actual values the recipients may eventually realize. Any ultimate value will depend on the market value of the Corporation's stock at a future date. In addition to the stock price at time of grant and the exercise price, which are identical, the following assumptions were used to calculate the values shown: expected dividend yield (.92 percent, the current yield of the Corporation's common shares on the grant date), expected stock price volatility (31.33 percent, the most recent volatility for the month-end stock prices of the Corporation's common shares for the preceding 3 years), risk-free rate of return (3.61 percent equal to the yield on a 7-year U.S. Treasury bond on the option grant date), and expected exercise of options within seven years from the date of the grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       (d)
                                                                    NUMBER OF               (e)
                                                                   SECURITIES            VALUE OF
                                                                   UNDERLYING           UNEXERCISED
                                                                   UNEXERCISED         IN-THE-MONEY
                                                                OPTIONS AT FISCAL    OPTIONS AT FISCAL
                                     (b)                            YEAR-END            YEAR-END(1)
                                   SHARES             (c)           --------            -----------
              (a)                 ACQUIRED           VALUE        EXERCISABLE/         EXERCISABLE/
             NAME                ON EXERCISE      REALIZED($)     UNEXERCISABLE        UNEXERCISABLE
             ----                -----------      -----------     -------------        -------------
Martin R. Benante..............     0              $  0           46,185/28,012     $1,246,310/$346,675
George J. Yohrling.............   4,500            $242,631       27,839/15,120     $  771,770/$196,949
Joseph Napoleon................     0              $  0           16,056/14,533     $  396,254/$191,330
Edward Bloom...................     0              $  0            23,146/8,178     $   750,029/$76,525
Michael J. Denton..............     0              $  0               964/3,529     $    19,396/$38,753

---------

(1) Calculated by determining the difference between the fair market value of the common stock underlying the options on December 31, 2002 ($63.82, the closing price on the New York Stock Exchange Composite Transactions) and the exercise price of the options on that date.

TERMINATION OF EMPLOYMENT

    Pursuant to a policy designed to retain key employees established by our Board of Directors in 1977, we have at-will severance agreements with Messrs. Benante, Yohrling, Napoleon, Bloom, and Denton as well as a number of other key employees, which provide for the payment of severance pay, in the case of involuntary termination of employment other than for cause, in an amount equal to one year's base salary and bonus at the time of termination, as well as the continued availability of certain employee benefits, for a period of one year following termination. The at-will severance agreements provide that such severance pay and benefits also would be made available in the case of voluntary retirement or termination of employment, which is the direct result of a change in the terms or conditions of employment, including a reduction in compensation or in job responsibilities. At the option of the employee, said amount of severance pay may be paid over the two-year period following such termination, in which case such employee benefits would continue in effect for the same period. Under the at-will severance agreements, the payment of severance pay, and the availability of benefits, is contingent upon a number of conditions, including the employee's performance of his agreements with respect to providing consulting services, releasing us from any employment related claims, and not entering into competition with us.

    We entered into a Mutual Separation Agreement with Mr. Robert A. Bosi, formerly the Corporation's Vice President -- Finance on Novembe 12, 2001. Pursuant to this Agreement, Mr. Bosi resigned as an employee of the Corporation as of November 12, 2001, and we agreed to (i) pay Mr. Bosi his base salary of $196,000 for sixteen months (the 'Severance Period'); (ii) pay Mr. Bosi his full target bonus of $87,500 for fiscal 2001; (iii) permit Mr. Bosi to continue to vest in his stock options through the Severance Period; and (iv) permit Mr. Bosi to continue to participate in the Corporation's group medical and dental programs and life and disability insurance programs in accordance with the terms of such plans as applicable to employees generally, until the sooner of the conclusion of the Severance Period or his eligibility for such benefit at a new employer. In the event that Mr. Bosi violates his nondisclosure and confidentiality obligations to the Corporation, his right to receive the benefits listed in (i) and (iii) shall terminate and he shall be required to repay any amounts received under (i) and (ii) during the Severance Period.

    On July 28, 2002, Gerald Nachman voluntarily resigned from his office as Executive Vice President of the Corporation and President of Metal Improvement Company. Prior to Mr. Nachman's resignation, we entered into a retirement and consulting agreement with him which provided for his retirement on

February 28, 2003. The agreement provides that Mr. Nachman shall serve as our consultant commencing on his retirement date and ending on February 28, 2007. In connection with his retirement and pursuant to the agreement, Mr. Nachman was paid a lump sum payment of $200,000 (less applicable withholding taxes) in February 2003 for his continued and future services as our consultant from the date of his resignation until February 29, 2004.

    During the 12-month period commencing on March 1, 2004, we will pay Mr. Nachman, over 12 equal monthly installments, a consulting fee at the annual rate of $150,000. During the 12-month period commencing March 1, 2005, the consulting fee will be at the annual rate of $100,000. During the 12-month period commencing March 1, 2006, the consulting fee will be at the annual rate of $50,000. The agreement also provides for the continuation of medical, dental and prescription drug coverage for him and his spouse under our medical benefits program until February 28, 2007. A copy of Mr. Nachman's agreement is attached as Exhibit (10)(xi) to the Corporation's Quarterly Report on Form 10-Q for quarter ended June 30, 2002, filed with the United States Securities and Exchange Commission on August 14, 2002.

    Consistent with our policy designed to retain key employees, we also have Change in Control severance protection agreements with Messrs. Benante, Yohrling, Napoleon Bloom, and Denton as well as a number of other key employees. The agreements with Messrs. Benante, Yohrling, Napoleon, and Bloom provide for payment of severance pay equal to three times the sum of the executive's base salary and average annual bonus over a three-year period and the continued availability of certain employee benefits for a period of three years following termination of employment, in each case if employment is terminated within twenty-four months following a change in control of the Corporation. Our Change in Control severance protection agreement with Mr. Denton provides for payment of severance pay equal to two times the sum of his base salary and average annual bonus over a two-year period, and the same benefits as described above. Mr. Benante's agreement also differs from those of Messrs. Yohrling, Napoleon, Bloom, and Denton in that Mr. Benante may voluntarily terminate his employment with Curtiss-Wright for any reason after the first year of service following a change in control, and still obtain the benefits provided for under the agreement.

    All Change in Control severance protection agreements provide for the vesting of all benefits accrued through the termination of employment in our Retirement and Retirement Restoration Plans, and our 1995 Long-Term Incentive Plan; provided however, that if vesting under any such plan is not permitted by applicable law, an actuarially determined lump sum shall be paid in an amount equaling the non-vested benefit under the applicable plan. All Change in Control severance protection agreements further provide that upon a change in control any previously awarded performance units shall be paid on a pro-rata basis for the period of employment and that previously awarded stock options shall become fully vested and exercisable. The severance pay and benefits under the Change-in-Control severance protection agreements are in lieu of any that would be provided under our at-will severance agreements previously discussed above.

RETIREMENT PLAN

    Our Retirement Plan is a tax qualified, defined benefit, trusteed plan. The Retirement Plan is non-contributory and covers most employees, including our executive officers. On September 1, 1994, we amended the Retirement Plan, and benefits accrued as of August 31, 1994 were transferred into the amended Retirement Plan. As of September 1, 1994, the following monthly pension benefits had been accrued: Martin R. Benante, $137; George J. Yohrling, $2,559; Joseph Napoleon, $2,261; and Ed Bloom, $2,922. Mr. Denton commenced employment with the Corporation on August 6, 2001 and therefore did not accrue a monthly pension under the Retirement Plan prior to September 1, 1994. These benefits are indexed to reflect increases in compensation, as defined, from that date forward. The Retirement Plan as amended provides for an annual benefit at age 65 of 1.5% times the five year final average compensation in excess of social security covered compensation plus 1% of the five year final average compensation up to social security covered compensation, in each case multiplied by the participant's years of service after September 1, 1994, not to exceed 35. In addition, a participant earns a pay-based cash balance credit equal to 3% of his or her compensation.

                                                                   YEARS OF SERVICE
                                                 ----------------------------------------------------
COMPENSATION                                        15         20         25         30         35
------------                                        --         --         --         --         --
  $125,000   ..................................  $ 24,832   $ 33,110   $ 41,387   $ 49,664   $ 57,942
   150,000   ..................................    30,457     40,610     50,762     60,914     71,067
   175,000   ..................................    36,082     48,110     60,137     72,164     84,192
   200,000   ..................................    41,707     55,610     69,512     83,414     97,317
   225,000   ..................................    47,332     63,110     78,887     94,664    110,442
   250,000   ..................................    52,957     70,610     88,262    105,914    123,567
   300,000   ..................................    64,207     85,610    107,012    128,414    149,817
   400,000   ..................................    86,707    115,610    144,512    173,414    202,317
   450,000   ..................................    97,957    130,610    163,262    195,914    228,567
   500,000   ..................................   109,207    145,610    182,012    218,414    254,817
   550,000   ..................................   120,457    160,610    200,762    240,914    281,067

    The chart above illustrates the estimated aggregate amount of annual benefits on a straight life annuity basis attributable to service on or after September 1, 1994 that would be payable on retirement at age 65 to an employee in the compensation classification specified, under various assumptions as to compensation and years of service. The current compensation covered by the Retirement Plan is substantially equivalent to the cash compensation reported under the headings entitled 'Salary' and 'Bonus' on page 19 of this Proxy Statement for the executive officers listed there.

    Under the Employee Retirement Income Security Act of 1974 ('ERISA'), many employees elect a survivor option payable to the employee's spouse and, as a consequence, the amount actually received on retirement by such employee would be less than indicated above. The Internal Revenue Code provides that effective January 1, 2002 the maximum allowable annual benefit under the Retirement Plan is $160,000 (adjusted for each year of employment beyond age 65) and the maximum allowable annual compensation that may be included in the calculation of a benefit under the Retirement Plan is $200,000. These limits are substantially lower than the maximum amounts shown above. Accordingly, the Corporation maintains a Retirement Benefits Restoration Plan (the 'Restoration Plan') whereby all participants in the Retirement Plan whose benefits or compensation under the Retirement Plan would exceed the limitations imposed by the Internal Revenue Code will receive a supplemental retirement benefit equal to the excess of the benefit that would have been payable to them under the Retirement Plan but for said limitations, over the amount payable under the generally applicable formulas of the Retirement Plan, given said limitations. Such supplemental benefit is not funded. The amounts set forth above include amounts payable pursuant to the Restoration Plan. Benefit amounts are not subject to reduction for any Social Security benefits to which Plan participants may be entitled. Credited years of service under the Retirement Plan at December 31, 2002 are as follows: Martin R. Benante, 24 years; George J. Yohrling, 26 years; Joseph Napoleon, 33 years; Edward Bloom 28 years; and Michael J. Denton, 1 year. For each of these persons as of said date, credited service for purposes of the pay-based cash balance credit referred to above includes eight years and four months under the preceding chart.

    In April 1999, we entered into a supplemental retirement agreement with Mr. Yohrling. The agreement provides certain enhanced retirement benefits on an annual basis for as long as Mr. Yohrling remains in our employ. A copy of a Standard Supplemental Retirement Agreement is attached as Exhibit (10) to our Quarterly Report on Form 10-Q for the period ending June 30, 2000, filed with the United States Securities and Exchange Commission on August 14, 2000. We recently renewed Mr. Yohrling's agreement in accordance with its respective terms and conditions. As of February 1, 2003, Mr. Yohrling accrued a monthly benefit of $1,500.

    In the event of a change in control, we have agreed to fund a 'Rabbi' trust agreement between the Corporation and PNC Bank, N.A. dated January 30, 1998, which provides for the payment of the Corporation's obligation under the Restoration Plan referred to in the preceding paragraph.

COMPENSATION OF DIRECTORS

    In September 2002, we increased the annual director's fees paid to our non-employee directors from $20,000 to $25,000 after considering the recommendation of our compensation consultant, and the compensation paid by other corporations of similar size and nature. In addition to the director's fee, our non-employees directors, excluding Mr. Lasky, also receive meeting fees of $1,200 for every board and committee meeting attended. Additionally, an annual retainer for the chairman of committees is paid at the rate of $3,000 per annum. The Board of Directors also operates under a fee structure, not to exceed $2,000 per day, for non-employee directors who provide services to us beyond the normal duties of a director. Any such services must be authorized in advance by the Board of Directors and requested by the chairman of the board. Pursuant to our 1996 Stock Plan for Non-Employee Directors, our non-employee directors may elect to receive their annual director fees and meeting fees in the form of our common stock or in cash or both. Elections have been made to receive shares in lieu of cash fees and to defer receipt of said shares. In 2002, two non-employee directors received a portion of their 2000 and 2001 deferred compensation under our non-employee directors' stock plan totaling an aggregate of 1,857 shares of the our common stock. The aggregate balance of said deferred shares remaining in our non-employee directors' stock plan was 11,476 as of December 31, 2002. The shares issued to the two non-employee directors are included in the table on page 11. The aggregate balance of shares remaining in our non-employee directors' stock plan has not been included in the table on page 11, since these shares have not yet been issued.

    In addition, in accordance with the terms of our non-employee directors' stock plan each non-employee director on the Board in 1996 received 516 restricted shares of common stock in 1996. S. Marce Fuller received 389 restricted shares in April 2000 after her election to the Board of Directors at the 2000 Annual Meeting of Stockholders. In June 2001, the restrictions on the 1996 stock grants to Messrs. Busey, Mitchell, Myers, Sihler, and Stewart lapsed. Pursuant to the terms of the non-employee directors' stock plan, Messrs. Busey, Mitchell, Myers, Sihler, and Stewart received an additional 311 restricted shares of common stock in June 2001 for their future service as directors. The shares will remain restricted for a period of five years from the date of grant and during that period may not be sold or transferred and are subject to forfeiture if the director resigns or declines to continue serving as such during that period. These shares are included in the table on page 11. For each director who is not an employee, we also provide group term life insurance coverage the amount of $150,000.

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the cumulative total stockholder returns (assuming the reinvestment of dividends) on common stock of the Corporation with such returns of companies listed on the Russell 2000 Index and the S & P Aerospace/Defense Index. The graph assumes $100 invested on
December 31, 1997 in stock of the Corporation and the companies on each of these indices.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG CURTISS-WRIGHT CORP., THE RUSSELL 2000 INDEX
                      AND THE S&P AEROSPACE/DEFENSE INDEX


                                   [Bar Graph]

                                               Cumulative Total Return
                                  ---------------------------------------------------
                                   12/97   12/98    12/99    12/00    12/01    12/02
CURTISS-WRIGHT CORP.             $100.00  $106.45  $104.80  $133.81  $139.02  $187.92
CURTISS-WRIGHT CORP.-CLASS B                                 100.00   104.19   139.87
RUSSELL 2000                      100.00    97.45   118.17   114.60   117.45    93.39
S & P AEROSPACE & DEFENSE         100.00    95.71    97.35   122.05   100.41    95.25

   * $100 Invested on 12/31/96 in Common Stock or Index, and on 11/6/01 in Class B-including Reinvestment of Dividends.
   Fiscal Year ending December 31.

   ** Curtiss-Wright Class B common stock commenced trading on the New York Stock Exchange on November 29, 2001.

       SECURITY OWNERSHIP AND TRANSACTIONS WITH CERTAIN BENEFICIAL OWNERS

    The following information is given with respect to the persons who, to the knowledge of the Corporation, own beneficially more than 5% of any class of the voting securities of the Corporation outstanding as of February 14, 2003.

                                                                 AMOUNT AND NATURE
                                  NAME & ADDRESS OF                OF BENEFICIAL    PERCENT
   TITLE OF CLASS                 BENEFICIAL OWNER                   OWNERSHIP      OF CLASS
   --------------                 ----------------                   ---------      --------
Common Stock          Argonaut Group, Inc.(1)                     822,200 shares        14%
                      1800 Avenue of the Stars                       Indirect
                      Los Angeles, Cal. 90067

Common Stock          Gabelli Asset Management, Inc., Et al(2)    766,250 shares        13%
                      Corporate Center at Rye                         Direct
                      Rye, New York 10580

Common Stock          Royce & Associates, Inc.(3)                 639,800 shares      10.9%
                      1414 Ave. of the Americas                       Direct
                      New York, NY 10019

Common Stock          Barclays Global Investors, NA(4)            335,302 shares       5.7%
                      45 Fremont Street                               Direct
                      San Francisco, CA 94105

Class B Common Stock  Singleton Group LLC(5)                      942,103 shares      21.5%
                      335 North Maple Drive                           Direct
                      Beverly Hills, CA 90210

Class B Common Stock  Gabelli Asset Management, Inc., Et al(6)    450,213 shares      10.3%
                      Corporate Center at Rye                         Direct
                      Rye, New York 10580

Class B Common Stock  George Kozmetsky(7)                         266,540 shares       6.1%
                      P.O. Box 2253                                   Direct
                      Austin, TX 78768

---------

(1) This information is as of October 9, 1986 and is based upon a report on Schedule 13D filed by Argonaut Group, Inc. with the Securities and Exchange Commission.
(2) This information is as of November 12, 2002 and is based upon a report on Schedule 13D filed by Gabelli Asset Management Inc with the Securities and Exchange Commission.
(3) This information is as of February 11, 2003 and is based upon a report on Schedule 13G filed by Royce & Associates, Inc. with the Securities and Exchange Commission.
(4) This information is as of February 10, 2003 and is based upon a report on Schedule 13G filed by Barclays Global Investors, NA with the Securities and Exchange Commission.
(5) This information is as of March 4, 2002 and is based upon a report on Schedule 13D filed by joint reporting persons:
     Singleton Group LLC, Caroline W. Singleton, William W. Singleton, and Donald E. Rugg, with the Securities and Exchange Commission.
(6) This information is as of September 9, 2002 and is based upon a report on Schedule 13D filed by Gabelli Asset Management Inc. with the Securities and Exchange Commission.
(7) This information is based on a distribution ratio of 6.4948 shares of Class B common stock for each 100 shares of Unitrin stock as reported on Schedule 13D dated August 24, 2000.

                                   PROPOSAL 3
                         AMENDMENT OF THE CORPORATION'S
                         1995 LONG-TERM INCENTIVE PLAN

    The Board of Directors is submitting for stockholder approval the Curtiss-Wright Corporation Amended and Restated 1995 Long-Term Incentive Plan, which is an amendment and restatement of the long-term incentive plan described above. The Board of Directors unanimously adopted this amendment, subject to stockholder approval at this annual meeting of stockholders.

    The purpose of the restated plan is to change the eligible participants under the plan to include non-employee directors, thereby allowing us to provide long-term incentives to our non-employee directors, and to enable us to obtain and retain the services of the type of non-employee directors considered essential to our long-range success. The proposed and effective amendments and the restated plan are reprinted in full at Appendices V and VI, respectively.

    Under the restated plan, long-term incentive awards may be granted to non-employee directors. The value of any form of award granted to any individual non-employee director during any calendar year could not exceed fifteen thousand dollars ($15,000). For so long as the restated plan remains effective, any person who is a non-employee director after April 24, 2003 will be eligible to receive an annual award of a value of no more than fifteen thousand dollars ($15,000).

    In addition to the amendment submitted to our stockholders for approval, the board has also approved other amendments, which were not subject to stockholder approval and therefore are already in effect. Specifically, the Compensation Committee approved amendments to the restated plan, which eliminated the Committee's ability to re-price options and make loans to participants to exercise options.

    On the first regularly scheduled meeting of the newly elected Board of Directors held each year, each non-employee director would be eligible to receive a long-term incentive award in a form authorized under the restated plan. The following is a summary of the principal features of the restated long-term incentive plan. The summary, however, does not purport to be a complete description of all the provisions of the restated long-term incentive plan.

THE LONG-TERM INCENTIVE PLAN GENERALLY

    The Board of Directors originally adopted and stockholders approved the Plan in May 1995. The plan has been amended from time to time since its initial adoption. Currently, awards may not be granted pursuant to the restated plan after May 5, 2005. The restated plan provides for the grant of performance-based awards to key employees, including employees who are officers and members of the Board of Directors. The restated plan also provides for annual awards of a value of no more than fifteen thousand dollars ($15,000) to each of our non-employee directors. We currently have approximately 240 employees and seven directors who are eligible to participate in the restated plan. Option based awards may be granted under the restated plan in the form of incentive stock options or non-qualified stock options.

SHARES AVAILABLE UNDER THE PLAN

    As of December 31, 2002, options covering 854,780 shares reserved for issuance have been granted. We are authorized to issue no more than 1,500,000 shares under the restated plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of our common stock.

PLAN ADMINISTRATION

    The Executive Compensation Committee of the Board of Directors administers the restated plan. Subject to the specific terms of the restated plan, the committee determines eligibility as well as the timing, type, amount and terms of grants. The Executive Compensation Committee interprets the restated plan and the terms of any awards granted under the restated plan. The Executive

Compensation Committee also makes all other determinations necessary or advisable for the restated plan's administration. No award to any individual employee during any calendar year may exceed fifty thousand (50,000) shares, subject to any adjustment for a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of our common stock. Notwithstanding the foregoing, the Committee on Directors and Governance, which reviews and sets director compensation, shall recommend to the committee the value of any awards (not to exceed $15,000 to any individual director) to be granted to each non-employee director.

STOCK OPTIONS

    The Executive Compensation Committee may grant a participant the option to purchase shares of our securities through incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code') or options not qualified under Section 422 of the Code ('non-qualified stock options') or a combination of both. Incentive and non-qualified stock options must be granted at 100% of the fair market value of the underlying common stock on the date the option is granted, except for up to 25% of the shares which may be granted in the form of non-qualified stock options priced at no less than 50% of the fair market value of the shares of common stock on the date of grant. Upon exercise, the option price is to be paid in full in cash, in shares of common stock, in such other consideration, as the Executive Compensation Committee may deem appropriate, or through an arrangement with a broker. Options will be exercisable in whole or in such installments and at such times as may be determined by the Executive Compensation Committee, provided that no incentive stock option may be exercisable more than ten years after the date of its grant.

STOCK APPRECIATION RIGHTS

    The Executive Compensation Committee may grant a participant the right to receive a payment equal to the appreciation in market value of a stated number of shares of any security from the date of the agreement granting the stock appreciation right (the 'base price') to its date of exercise. These stock appreciation rights may or may not be granted in tandem with stock options. Stock appreciation rights granted in tandem with stock options will be exercisable only to the extent the related stock option is exercisable and upon exercise of such a tandem stock appreciation right, the related stock option shall be canceled to the extent of the number of stock appreciation rights exercised and such shares will not thereafter be eligible for grant under the restated plan. The Executive Compensation Committee will determine the base price for a tandem stock appreciation right, but it must not be less than the exercise price of the related stock option.

    Freestanding stock appreciation rights will be exercisable at the time or times determined by the Executive Compensation Committee. The Executive Compensation Committee will determine the base price for a freestanding stock appreciation right, but it must not be less than the fair market value of the security on the date of the grant of the stock appreciation right.

LIMITED STOCK APPRECIATION RIGHTS

    The Executive Compensation Committee may grant a participant the right to receive a payment in cash equal to the appreciation over the base price by the greater of either the highest price of shares of common stock paid in connection with a change in control or the highest price of the shares of common stock during the 60 days prior to the change in control. These limited stock appreciation rights may be granted at the time the option or stock appreciation right is granted or at any time thereafter. Limited stock appreciation rights are exercisable in full for a period of seven months following the date of a change in control. If limited stock appreciation rights are exercised, any stock options and stock appreciation rights to which they are attached can no longer be exercised. If the stock options or stock appreciation rights are exercised or terminated, the limited stock appreciation rights are simultaneously canceled.

RESTRICTED STOCK AWARDS

    The restated plan permits the Executive Compensation Committee to award restricted stock to a participant (without payment of consideration by the participant) with such terms, conditions, restrictions or limitations as the Executive Compensation Committee deems appropriate. While the restrictions are in effect, the Executive Compensation Committee may permit a participant the right to vote shares and the right to receive any dividends. Restricted stock awards may be evidenced by stock certificates, book-entry registrations or in such other manner as the Executive Compensation Committee determines.

PERFORMANCE SHARES AND PERFORMANCE UNITS

    The restated plan permits the Executive Compensation Committee to grant performance shares and performance units to any participant, which entitle the participant to convert the performance shares or performance units into shares of common stock or into cash or into a combination thereof, as determined by the Executive Compensation Committee, if pre-determined performance targets or goals are met. Performance goals include one or more of the following: sales growth, net earnings, operating income, cash flow, return on equity, return on capital employed, return on assets, and total stockholder return. The Executive Compensation Committee determines the length of the performance period. Award payments made in cash rather than by the issuance of shares do not result in additional shares being available for reissuance under the restated plan. No participant shall receive a cash award of more than $500,000 in any plan year.

EMPLOYMENT; TRANSFERABILITY

    The Executive Compensation Committee is authorized under the restated plan to adopt policies regarding the entitlement of participants who cease to be employed by us because of death, disability, resignation, termination or retirement. These policies may vary depending upon the specific circumstances and the individual involved. The rights and interests of a participant under the restated plan, including his or her rights under any award issued or granted under the restated plan, may not be assigned, sold, encumbered or transferred except by will or the laws of descent and distribution in the event of the death of the participant.

TAX CONSEQUENCES

    Participants in the restated plan do not recognize taxable income by reason of the grant or vesting of an option, and we do not receive a tax deduction by reason of either event. At exercise, the federal tax consequences vary depending on whether the award is an incentive stock option or a non-qualified stock option.

    Incentive Stock Options. Incentive stock options under the restated plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. Under this section of the code, if an option holder acquires stock upon the exercise of an option, no income results to the option holder and we are not allowed a tax deduction as a result of such exercise if the following conditions are met: (a) at all times during the period beginning with the date of the grant of the option and ending on the date three months before the date of such exercise, the option holder is our employee; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the option is exercised. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as a long-term capital gain, and any loss will ordinarily be treated as a long-term capital loss, in the year of sale. The exercise of an incentive stock option may result in alternative minimum tax liability to the option holder. If the option holder fails to comply with the employment or holding period requirements discussed above, he will be treated as having received compensation taxable as ordinary income or having received a capital gain in accordance with the provisions of the Code. If the option holder is treated as having received compensation because of this failure to comply with either condition above, we will be allowed an equivalent deduction from income in the same year.

    Non-Qualified Stock Options. An option holder who exercises a non-qualified stock option generally realizes compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we are entitled to a tax deduction from income in the same amount. The option holder's basis in such shares will be the fair market value on the date exercised, and the long-term or short-term capital gain or loss, depending on the holding period of the shares, will be recognized in the year of sale.

    Stock Appreciation Rights. The grant of a stock appreciation right does not result in tax consequences to us or to the option holder. An option holder who exercises a stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received on the date of exercise, and we will be entitled to a tax deduction in the same amount. If a participant allows a stock appreciation right to expire, other than as a result of exercising the related option, the Internal Revenue Service may contend that the participant will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock which he would have received if he had exercised his stock appreciation right immediately before it expired. In addition, under Treasury Regulations governing incentive stock options, a stock appreciation right with respect to an incentive stock option must be granted at the same time the incentive stock option is granted in order to ensure that the incentive stock option remains qualified as such.

    Limited Stock Appreciation Rights. The grant of a limited stock appreciation right will not result in tax consequences to us or to a participant. A participant who exercises a limited stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received on the date of exercise, and we will be entitled to a tax deduction in the same amount. A participant who does not exercise at the time of a change in control and allows the limited stock appreciation rights to lapse could be taxed as though exercise had occurred at either of those two dates.

    Restricted Stock Awards. Restricted stock awards granted under the restated plan will constitute taxable income to the recipient, and a tax deductible expense to us, in the year in which the restrictions lapse unless the participant elects to recognize income in the year the award is made. Unless such an election is made, the amount of the taxable income and corresponding deduction will be equal to the excess of the fair market value of the stock on the date the restrictions lapse over the amount, if any, paid for such stock. We are also allowed a compensation deduction for dividends paid to participants (provided they have not elected to recognize income at the time of the award) on restricted stock while the restrictions remain in force.

    Performance Shares and Performance Units. Performance shares and performance units awarded under the restated plan will not constitute a taxable event to the recipient until such time as the recipient actually receives shares of common stock or cash related to such award. The amount of taxable income will be equal to the amount of cash received or the fair market value of stock received at such time. We will be entitled to a tax deduction in the same year.

PLAN AMENDMENT AND TERMINATION

    Currently, the restated plan will terminate on May 5, 2005. The Executive Compensation Committee may suspend, reinstate and terminate the restated plan or any portion thereof at any time. In addition, the Executive Compensation Committee may, from time to time, amend the restated plan in any manner, but may not without stockholder approval adopt any amendment which would (a) increase the number of shares of common stock which may be issued under the restated plan (except in the event of certain extraordinary distributions of cash or shares of stock, as described in the restated plan), or (b) change the employees or class of employees eligible to participate in the restated plan.

    For each of the executive officers named in the Summary Compensation Table, the table below shows the aggregate number of options granted under the plan since its inception through March 21, 2003, the weighted average exercise price payable per share, and the range of exercise price for those granted options.

                                                                            WEIGHTED
                                                                            AVERAGE          RANGE IN
                                                       OPTIONS GRANTED   EXERCISE PRICE   EXERCISE PRICE
                                                         (NUMBER OF        OF GRANTED       OF GRANTED
                        NAME                               SHARES)          OPTIONS          OPTIONS
                        ----                               -------          -------          -------
Martin R. Benante, Chairman and CEO..................       68,797           $44.51       $24.00-$65.11
George J. Yohrling, Executive Vice President.........       41,339           $42.60       $24.00-$65.11
Joseph Napoleon, Executive Vice President............       28,789           $45.71       $24.00-$65.11
Edward Bloom, Vice President.........................       30,572           $40.59       $24.00-$65.11
Michael J. Denton, Vice President, General Counsel,
  and Secretary......................................        4,493           $51.33       $43.70-$65.11
All current executive officers (8 persons)...........      190,368           $43.67       $24.00-$65.11
Percentage of options granted under the plan.........          23%
All current participants, excluding executive
  officers...........................................      632,968           $41.50       $24.00-$65.11
Percentage of options granted under the plan.........          55%

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 4
                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION

    On February 4, 2003, our Board of Directors adopted, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the total authorized shares from 23,150,000 to 45,650,000. Such increase will be effectuated by an increase in the number of authorized shares of our Common stock from 11,250,000 to 33,750,000 by restating current Article Fourth of the Certificate to read as follows:

        The Corporation is authorized to issue three classes of stock. The total number of shares which the Corporation is authorized to issue is Forty-Five Million Six Hundred Fifty Thousand (45,650,000) shares, of which Thirty Three Million Seven Hundred Fifty Thousand (33,750,000) shares shall be designated Common Stock, par value $1 per share (the 'Common Stock'), Eleven Million Two Hundred Fifty Thousand (11,250,000) shares shall be designated Class B Common Stock, par value $1 per share (the 'Class B Common Stock' and, together with the Common Stock, the 'Corporation Common Stock'), and Six Hundred Fifty Thousand (650,000) shares shall be designated Preferred Stock, par value $.01 per share (the 'Preferred Stock'). The authorized number of shares of any such class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of Section 242(b)(2) of the DGCL or any successor provision thereto.

(Italics added to show revision.) The additional shares of Common stock for which authorization is sought herein would be part of the existing class of Common stock and, if and when issued, would have the same rights and privileges as the shares of Common stock presently outstanding.

    As of December 31, 2002, 10,617,600 shares of Common stock were issued and outstanding, 670,152 treasury shares were reserved for issuance pursuant to outstanding options under our long-term incentive plan and 669,574 treasury shares were reserved and available for future option grants or purchases under our long-term incentive plan. Additionally, there were 11,476 treasury shares reserved for deferred compensation under our non-employee director plan. Therefore, of the 11,250,000 shares currently authorized by the Certificate, approximately 4,032,962 shares are presently available for general corporate purposes.

PURPOSES AND EFFECTS OF THE AUTHORIZED SHARES AMENDMENT

    The increase in authorized shares of Common stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for our general corporate purposes and growth. Prior increases in the authorized shares have primarily been used for stock options and to effectuate the two-for-one stock split in 1997. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve our capital structure, for use in connection with possible acquisitions, for use in connection with stock dividends or stock splits, and for other corporate purposes.

    The Board of Directors does not intend to issue any Common stock or securities convertible into Common stock except on terms that the Board of Directors deems to be in best interests of the Corporation and its stockholders. We have no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common stock to be authorized by the proposed amendment to the Certificate.

    Although an increase in the authorized shares of Common stock could, under certain circumstances, have an anti-takeover effect, this proposal to amend the Certificate is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Corporation, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 5
               ADOPTION OF OUR 2003 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

    Our Board of Directors believes that is in our best interests to encourage stock ownership by employees. Accordingly, on September 24, 2002, our Board of Directors adopted, subject to stockholder approval, the Curtiss-Wright Corporation 2003 Employee Stock Purchase Plan and authorized the issuance of up to 500,000 shares of our authorized Common stock. The Plan is intended to qualify as an 'employee stock purchase plan' within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. The text of the Plan is attached as Appendix VII to this Proxy Statement.

PURPOSE

    The board of directors believes that the Plan is in the best interests of the Corporation and our shareholders and provides a convenient and advantageous way for employees to acquire an equity interest in the Corporation, thereby further aligning the interests of the employees and our shareholders. The Plan is intended to meet the requirements of Section 423 of the Internal Revenue Code. If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits. One of the requirements of Section 423 is that our shareholders approve the Plan.

ELIGIBILITY

    Generally, any employee who is employed by us is eligible for participation, unless (i) the employee owns more than 5% of any class of our Common stock. Eligible employees desiring to participate in the Plan may elect to do so by completing a payroll deduction authorization form prior to the commencement of an offering period. Under the terms of the Plan, no employee may be granted an option that permits that employee to purchase shares of common stock under the Plan and any other of our Section 423 plans at a rate which exceeds $25,000 of the fair market value of the Common stock (determined at the time the option is granted) for each calendar year for which the option is outstanding. An employee who elects to participate will be deemed to have elected to participate for all subsequent offering periods at the same rate of payroll deduction unless and until the employee changes his or her rate of payroll deduction or terminates participation.

MANNER OF STOCK PURCHASES

    The Plan is offered in six-month 'offering periods' commencing on December 1 and June 1. An eligible employee who elects to participate in the Plan will have payroll deductions made on each payday during the six-month period. The amount of the payroll deductions shall be at least 1% and shall not exceed 10% of the employee's base salary. Subject to applicable black-out periods, a participant may terminate his or her participation in the Plan at any time during an offering period by giving us written notice. In the event a participant terminates his or her participation in the Plan for any reason, the employee may elect to stop further payroll deductions, and the Company shall use any accumulated funds in such employee's account for the purchase of stock at the end of the offering period. If an employee ceases his or her participation in the Plan, the employee will not automatically participate in the next offering period, but will have to re-enroll if the employee desires to once again participate. If the participant ceases to be our employee for any reason, including retirement or death, the participant will be deemed to have withdrawn from the Plan on the date of his or her termination of employment and all contributions will automatically be returned to the employee. Subject to applicable black-out periods, a participant may reduce the rate of his or her payroll deductions during any offering period; however, a participant may only increase the rate of his or her payroll deductions 15 days in advance to the commencement of an offering period or effective as of the commencement of any subsequent offering period.

    At the end of each offering period, all participant contributions will be used to purchase a number of shares of common stock, subject to adjustment, in an amount equal to 85% of the lower of the fair market value of the common stock on the first day of such offering period or the last day of such offering period. The closing price of the common stock on the New York Stock Exchange on March 17, 2003 was $61.00 per share.

ADMINISTRATION

    The Curtiss-Wright benefits committee will administer the Plan and report to the Executive Compensation Committee of the Board of Directors. Our Executive Compensation Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan.

BLACKOUT PERIODS

    Any participants in the Plan who are required to report their beneficial ownership under Section 16 of the Exchange Act will be subject to blackout periods, which are limited to those periods during which it would be difficult to prove that our insiders are not in possession of material insider information, whether or not they in fact are in possession of such information. With respect to each fiscal quarter, the black-out period begins two weeks before the end of a fiscal quarter and ends on (and includes) the second business date after our earnings are released to the public. Blackout dates are subject to change from time to time at the discretion of the Board of Directors.

AMENDMENT AND TERMINATION OF PLAN

    Subject to the provisions of Section 423 of the code, our Executive Compensation Committee has the power to amend or terminate the Plan in its sole discretion at any time in any respect, except that any amendment may not retroactively impair or otherwise adversely affect the rights of any person to benefits that have already accrued under the Plan. The Curtiss-Wright Benefits Committee, which consists of members of management, also has the authority to amend the plan except where it would violate Section 423 or increase the cost of the plan. In addition, no amendment may be made without the approval of the stockholders within 12 months of the adoption of the amendment if the amendment would (i) increase the number of shares issued under the Plan, or (ii) change the class of employees eligible to participate in the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE STOCK PURCHASE PLAN

    Our federal income tax consequences and those of the participants pursuant to the Plan under applicable provisions of the tax code and the regulations thereunder are substantially as follows:

    Under the tax code, we are considered to grant participants an 'option' on the first day of each offering period to purchase as many shares of common stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the market price is determined and the participant is considered to have exercised the 'option' and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the market price.

    The required holding period for favorable tax treatment upon disposition of common stock acquired under the Plan is the later of (a) two years after the 'option' is granted (the first day of an offering period), or (b) one year after the Common stock is purchased (the last day of an offering period). Consequently, if the common stock is held for the required holding period, a participant who sells the shares will realize ordinary income to the extent of the lesser of (1) the amount by which the fair market value of the common stock at the time the option was granted exceeded the 'option price' or (2) the amount by which the fair market value of the common stock at the time of the disposition exceeded the 'option price.' The 'option price' is determined on the date of grant for this purpose and, is therefore equal to 85% of the fair market value of the common stock as of the first day of an offering period. Any further gain realized upon the sale will be considered a long-term capital gain. If the sale price is less than the option price, there will be no ordinary income and the participant will have a long-term capital loss with respect to the difference. Generally, we will not be entitled to a deduction for federal income tax purposes with respect to the purchase or the subsequent disposition of shares of common stock.

    When a participant sells common stock purchased under the Plan before the expiration of the required holding period, the participant will recognize ordinary income to the extent of the difference between the price actually paid for the common stock and the fair market value of the common stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the common stock is sold. To the extent the participant recognizes ordinary income on the sale of common stock, we will generally receive a corresponding deduction in the year in which the disposition occurs. Any gain realized in excess of that amount will be taxed as either a long-term or short-term capital gain. If the sale price is less than the amount paid by the participant, increased by the ordinary income, which must be recognized, then any such loss will be a capital loss.

    If a participant dies while owning common stock acquired under the Plan ordinary income must be reported on his or her final income tax return. The amount will be the lesser of (1) the amount by which the fair market value of the common stock at the time the option was granted exceeded the option price (i.e., 15% of such fair market value), or (2) the amount by which the fair market value of the common stock at the time of the participant's death exceeded the option price.

    The foregoing discussion is only a general summary of the federal income tax consequences of a purchase of common stock under the Plan and the subsequent disposition of shares received pursuant to such purchases. A participant should consult his or her own tax advisor to determine the tax consequences of any particular transaction.

    The state income tax treatment of purchasing and selling the shares under the Plan will vary depending upon the state in which a participant resides. If the participant is a resident of, or is employed in, a country other than the United States, the participant may be subject to taxation in that country in addition to or instead of the United States federal income taxes. A participant should consult his or her own tax advisor regarding the tax consequences and compliance requirements of any particular transaction.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 6
                            INDEPENDENT ACCOUNTANTS

    On March 21, 2003, PricewaterhouseCoopers LLP was replaced as our independent auditor, and the Audit Committee has determined to appoint Deloitte & Touche LLP to serve as our new independent auditors and to audit our consolidated financial statements for fiscal year 2003, subject to ratification by our stockholders at the Annual Meeting. This determination followed our decision to seek lower cost proposals from other independent auditors to audit our financial statements, and was approved by the Audit Committee. To the knowledge of Management, neither Deloitte & Touche LLP nor any of its members has any direct or material indirect financial interest in the Corporation, or any connection with the Corporation in any capacity other than as independent auditors.

    If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such case, the opinions of stockholders will be taken into consideration.

    The reports of PricewaterhouseCoopers LLP on our consolidated financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years 2002 and 2001 and through the replacement of PricewaterhouseCoopers LLP on March 21, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, no 'reportable events' as that term is described in Item 304(c)(1)(v) of Regulation S-K occurred, and we did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

    The Company provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 21, 2003, is filed as Exhibit 16 to our current Report on Form 8-K filed with the SEC on March 21, 2003, and is incorporated herein by reference. The Company will provide a copy of such letter to stockholders upon receiving a written request at our headquarters at 4 Becker Farm Road, 3rd Floor, Roseland, New Jersey 07068.

    Representatives of PricewaterhouseCoopers LLP, our independent auditors for fiscal year 2002, and Deloitte & Touche LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

    THE BOARD RECOMMENDS A VOTE 'FOR' THIS PROPOSAL.

                         PRINCIPAL ACCOUNTING FIRM FEES

    The following table sets forth the aggregate fees billed to Curtiss-Wright Corporation for the fiscal year ended December 31, 2002 by the Corporation's principal accounting firm, PricewaterhouseCoopers, LLP:

Audit Fees and Expenses.....................................  $  904,564
Financial Information Systems Design and Implementation
  Fees......................................................  $   22,273
All Other Fees..............................................  $  423,089(a)(b)
                                                              ----------
                                                              $1,349,926
                                                              ----------
                                                              ----------

---------

(a) Includes fees for tax consulting and other non-audit services.

(b) The Audit Committee has determined that provision of these services is compatible with maintaining the principal accountant's independence.

         OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

    The Board of Directors does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

                                          By Order of the Board of Directors
                                          MICHAEL J. DENTON
                                          Secretary

Dated: April 9, 2003

                                                                      APPENDIX I

                           CURTISS-WRIGHT CORPORATION
                        CORPORATE GOVERNANCE GUIDELINES
                               NOVEMBER 19, 2002

INTRODUCTION

    The Board of Directors (hereinafter referred to as 'the Board') of the Curtiss-Wright Corporation (referred to hereinafter as 'the Company') is committed to discharging its duties in accordance with the highest ethical standards and relevant laws and regulations. Accordingly, the Board has decided to adopt the following Corporate Governance Guidelines, which set forth the principles that will govern Board activities. Section I describes the principles the Board will employ in its constitution and operations. Section II sets forth the duties that Directors have towards the Company and its shareholders, providing specific policies for ensuring the proper discharge of these duties.
Section III describes the procedures the Board will adopt in overseeing management succession.

I. BOARD CONSTITUTION AND OPERATION

A. STANDARDS FOR DIRECTOR INDEPENDENCE

    A majority of the Directors must meet the standards for independence set forth in applicable law and regulation. In determining whether a Director is independent, the Board will apply the following standard:

        To be deemed independent, a Director must have no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company. The term 'material relationship' includes:

                       Employment by the Company of the Director or an immediate
                       family member within the last five years.
                       The receipt by the Director or any immediate family members of compensation in any form from the Company other than as compensation for service as a Director.
                       Being or having an immediate family member who is a partner, shareholder or employee of an organization that is a
                       supplier, customer, creditor or service provider, including but not limited to the independent auditor, of the Company and/or its subsidiaries, except where the shareholdings
                       represent less than 2% of the outstanding shares of a
                       publicly traded company, where the supplier's sales to the
                       Company are not and have no potential to become material to the supplier's annual revenues or net income or where the
                       customer's purchases from the Company are not and have no
                       potential to become material to the Company's annual
                       revenues or net income.
                       The affiliation with or employment by a past or present
                       independent auditor of the Company within the last five
                       years by the Director or an immediate family member.
                       Employment within the last five years by the Director or an immediate family member at another company whose
                       compensation or equivalent committee of its board of
                       directors includes any executive of the Company.

    The Company shall disclose the Board's determinations of the independence of all Board members annually in its proxy statement for the Company's annual meeting.

B. BOARD MEETINGS

    The Board will meet approximately five to six times a year in regular meetings held pursuant to a schedule established annually. Additional special meetings may be called at any time as required. Occasionally, meetings may be held at the site of one of the Corporation's operations to afford the

Directors an opportunity to learn more about that operation. (Directors are encouraged to visit the operations of the Corporation even in the absence of Board meetings at those locations.)

    The Chairman should establish the agendas for Board meetings. However, each Director may suggest items for the agenda in advance of meetings. Similarly, each Director is free to raise, at any Board meeting, subjects that are not on the agenda. However, whenever possible, items should be brought up in advance of the meeting to permit adequate preparation and reflection on such matters. To the extent feasible, materials of a non-routine nature should be distributed to the Directors in advance of the meeting at which they are to be considered to provide time for adequate reflection and inquiry by the Directors.

    The Board encourages the attendance at Board meetings of key managers who do not normally attend meetings whenever they can provide additional insight into the matters being discussed and/or whenever it is desirable to provide the Board with exposure to such key managers, given their potential for promotion to senior management levels.

C. EXECUTIVE SESSIONS OF THE BOARD

    The non-employee Directors should meet without the presence of the employee Directors and other members of management in executive sessions of the Board at each regularly scheduled Board meeting to review, among other issues, the performance of the Chairman and Chief Executive Officer and to review recommendations concerning the compensation of all officers, including the Chairman and Chief Executive Officer. After an executive session, the substance of the discussions and any action by the Board should be shared with the Chairman and Chief Executive Officer.

    Executive sessions of the Board should be chaired by a Director designated by rotating the chairmanship responsibility among all Directors in alphabetical order. Shareholders, employees and other interested persons may communicate any concerns or issues they wish to have discussed at these sessions by sending a letter to the Board at the address published in the Company's proxy statement for its annual meeting, which address shall be for a post office box accessible only to Directors who meet the definition of independence set forth above.

D. COMMITTEES OF THE BOARD

    THE BOARD SHALL ESTABLISH SUCH COMMITTEES AS ARE NECESSARY FOR THE BOARD TO DISCHARGE ITS RESPONSIBILITIES AND EXERCISE ITS RIGHTS EFFECTIVELY. AT A MINIMUM, THE BOARD SHALL ESTABLISH COMMITTEES ON AUDIT, EXECUTIVE COMPENSATION AND DIRECTORS AND GOVERNANCE. ANY DIRECTOR MAY ATTEND A MEETING OF A COMMITTEE OF WHICH HE IS NOT A MEMBER UNLESS IT WOULD BE INAPPROPRIATE FOR HIM TO DO SO BECAUSE OF HIS/HER PERSONAL INTEREST IN A MATTER TO BE CONSIDERED AT THAT MEETING. THE RESPONSIBILITIES OF EACH COMMITTEE ARE SET FORTH IN THE COMMITTEE CHARTERS ADOPTED BY THE BOARD, SUBJECT TO ANY CHANGES THE BOARD SUBSEQUENTLY MAY DEEM DESIRABLE THAT ARE CONSISTENT WITH APPLICABLE LAW AND REGULATION.

    The full Board, after consultation with the Chairman and Chief Executive Officer and the Committee on Directors and Governance, and after consideration of the desires of individual Directors and the independence of such Directors under applicable law and regulation, is responsible for the assignment of Directors to particular Committees and for the appointment of committee chairman. Consideration should be given to rotating Committee memberships periodically. Periodic change of the Chairman of each Committee is desirable.

E. DIRECTOR COMPENSATION

    Directors shall receive compensation for their services that is fair and reasonable in form and amount, as determined from time to time based on periodic surveys of compensation paid to directors at companies that have a financial performance and operate in industries or markets similar to those of the Company. The Committee on Directors and Governance will make recommendations to the Board on the appropriate compensation for Directors. The Company will not make substantial charitable donations to organizations with which a Director is affiliated. The Board shall review any proposed consulting contracts with, or other arrangements that provide indirect compensation to, any Director or former Director.

F. COMMUNICATIONS WITH EMPLOYEES

    Board members should feel free to contact directly any employee concerning any questions or comments they may have. Directors should advise the Chairman and Chief Executive Officer promptly concerning the substance of the communication, including the response, unless it would be inappropriate to do so because the communication relates to the Chairman and Chief Executive Officer personally. If the contact is in writing, a copy should be furnished to the Chairman and Chief Executive Officer.

G. DIRECTOR RETIREMENT AGE

    Directors are expected to retire from the Board effective at the Annual Meeting following their 75th birthday, unless they are asked by the Board to continue to serve beyond that time.

H. ORIENTATION OF NEW DIRECTORS

    The Board shall develop materials to provide orientation to new Directors on their rights and obligations as Directors, as well as with regard to the finances, operations and strategic plans of the Company. In addition, each Director is expected to participate in continuing education on the rights and obligations of directors and/or the operations of the boards of directors of public companies.

I. BOARD INTERACTION WITH INSTITUTIONAL INVESTORS AND THE PRESS

    The Chief Executive Officer and designated management personnel speak for Curtiss-Wright. Members of the Board of Directors other than the Chairman should not speak individually for Curtiss-Wright unless requested to do so by the Chairman. Other directors should refer all inquiries to the Chief Executive Officer.

II. THE DIRECTORS' DUTIES TO THE COMPANY AND ITS SHAREHOLDERS

    The laws and regulations of the United States and the Company's state of incorporation, Delaware, impose certain duties on those who assume the position of Director of the Company. In recognition of the importance of these duties to effective corporate governance, the Directors have adopted the following guidance and procedures to ensure continuous adherence to their duties.

A. DUTY OF LOYALTY

    Each Director has a duty of loyalty to the Company. This duty requires that the Directors make decisions based on the best interests of the Company, and not any personal interest. Pursuant to this duty, each Director must avoid personal investments, associations and situations that might:

                       interfere with the independent exercise of his or her
                       judgment in the performance of duty;
                       conflict with the Company's best interest, or reflect
                       unfavorably upon the Company's good name;
                       take advantage of material non-public information pertaining to the Company.

    From time to time, Directors may find themselves in situations where they might derive some personal advantage from Company actions or from the use of information they obtain during Board activities. Whenever a Director encounters such a situation, he or she should promptly inform the Chairman of the Audit Committee, who will evaluate the situation and determine whether further board action is appropriate. In a situation involving the Audit Committee Chairman, the other members of the Audit Committee will evaluate the need for further Board action. In considering transactions between the Company and a Director, the Chairman of the Audit Committee will determine whether the transaction is fair from the Company's perspective, except in cases involving the Audit Committee

Chairman, which will be addressed by the Audit Committee members. Directors must also report the matter in the annual certification found at the end of these Guidelines. Where a Director encounters a business opportunity that is relevant to the Company's present business activities or planned business activities of which the Director is aware, he or she must present the opportunity to the Chairman of the Audit Committee and allow him to decide whether the Company should be permitted to pursue the opportunity before the Director pursues it on his or her behalf, except in cases involving the Audit Committee Chairman, which will be addressed by the Audit Committee members.

    The following are examples of situations that could potentially violate the duty of loyalty and should therefore be disclosed to the Chairman of the Audit Committee. In situations where a Director may not be certain whether a particular situation raises a potential conflict with the Company's interests, the Director should consult with the General Counsel to obtain information necessary to make a determination. For example, the Director may not know whether a company in which he or she intends to invest is a potential customer, vendor or competitor of the Company.

                   A Director has an investment in an actual or potential customer, vendor or competitor of the Company. If there is such an investment, the Director must disclose the investment to the Chairman of the Audit Committee, who will then determine whether any action, such as recusal of the Director from Board actions relating to the investment subject, is appropriate. Directors are not required to report their holdings of less than two percent of the stock of publicly traded companies.
                   A Director lends money to, or borrows money from, an actual or potential customer, vendor or competitor of the Company, other than a bank or financial institution.
                   A Director uses the Company's resources or his or her position to advance his or her financial or personal interests.
                   A Director seeks or accepts any compensation that is or may be interpreted as having been offered in an attempt to influence the conduct or actions of the Director. The acceptance of advertising novelties, occasional business meals, or the exchange of gifts solely because of family or social relationships, need not be reported.
                   A Director or a firm of which a Director is a partner or shareholder furnishes any services to any actual or potential customer, vendor or competitor, whether or not the Director is paid for such services.
                   A Director makes use of proprietary or non-public Company information in connection with trading in securities of the Company or another entity. Such conduct may also be a violation of Federal law.
                   A Director makes any unauthorized use or disclosure of proprietary or inside information for the benefit of anyone other than the Company, if the information has not been publicly announced.
                   A Director directly or on behalf of another deals in products or services that are or that might reasonably be expected to be, purchased, produced, furnished, utilized or sold by the Company, other than routine consumer transactions in goods or services under terms and conditions generally offered to the public or through the ownership of the stock of companies involved in such transactions.
                   A Director acquires any interest in any business opportunity or investment with knowledge that the Company has, or may have, an interest in it.
                   A Director represents the Company in any transaction in which he or she knows that a relative has a significant interest.
                   A Director who is also a full time employee of the Company engages in outside activities that deprive the Company of or otherwise interfere with the proper and efficient discharge of his or her duties.

B. DUTY OF CARE

    In Board activities, the Directors will act on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the Company and is lawful under all applicable laws and regulations. In support of this duty, Directors have an obligation to attend substantially all of the Board and assigned committee meetings. Directors must also review all materials distributed in advance of Board and committee meetings prior to attending the meetings. The Directors will not take any action unless they believe that Company management has provided the Board with the appropriate information concerning the proposed action. In addition, the Directors may retain consultants or other independent advisors to assist them in discharging their responsibilities. The Board and each of its committees shall perform annual evaluations of their activities to assess the quality of the Board's or Committee's performance in discharging the rights and obligations set forth in these Corporate Governance Guidelines.

C. DUTY OF CONFIDENTIALITY

    Directors will keep all non-public information about the Company confidential until it is publicly disclosed and will caution those to whom they provide access to such non-public information to maintain the confidentiality of the information.

III. MANAGEMENT SUCCESSION

    Continuous attention to management and its succession is critical to the continued vitality of the Company. The Board will establish procedures to oversee the Company's management succession processes. In addition, the Board will specifically devote time annually to review management succession plans for the Chief Executive Officer, ensuring that such plans address succession in the event of an emergency or the retirement of the Chief Executive Officer. In this regard, the Board shall seek to take note at least annually of those executives within the Company who might be best suited for the role of Chief Executive Officer, as well as possible candidates from outside the Company known to the Directors whom it would consider in the event of a sudden need to implement a succession plan.

                             DIRECTOR CERTIFICATION

    1. I certify that I have read and understand the Company's Corporate Governance Guidelines.

    2. I further certify that, except as set forth below, I am not now involved, and during the past 12 months have not been involved, in any situation that violates the Guidelines (Please attach an additional page if necessary):

    3. Finally, I certify that, except as set forth below, I am not aware that any Curtiss-Wright Director, officer or employee is involved, or during the past 12 months has been involved, in any of the situations that violate the Guidelines (Please attach an additional page if necessary):

                                           .....................................

                                                        SIGNATURE

                                           .....................................
                                                       NAME (PRINT)

                                           .....................................
                                                           DATE

NOTE:

    Explanations of any provision of these Guidelines may be obtained from Michael J. Denton, General Counsel and Secretary, or Paul J. Ferdenzi, Associate General Counsel and Assistant Secretary, Curtiss-Wright Corporation, 1200 Wall Street West, Lyndhurst, N.J., 07071. The telephone numbers are (201) 460-8108 for Mr. Denton and (201) 896-8373 for Mr. Ferdenzi.

                                                                     APPENDIX II

                           CURTISS-WRIGHT CORPORATION
                            AUDIT COMMITTEE CHARTER

MEMBERSHIP

    The Audit Committee of the Board of Directors shall consist of at least three Directors all of whom shall meet applicable standards of independence and be appointed by a majority of the whole Board of Directors. No member of the Committee may serve on the Audit Committee of more than three public companies, including the Corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) ensures that Management discloses such determination in the annual proxy statement. Moreover, no member of the Audit Committee may be or have an immediate family member who is employed by the Company's independent auditor. Each member shall serve at the pleasure of the Board of Directors and for such term or terms as the Board shall determine. A majority of the whole Board of Directors shall also appoint the Chairman of the Committee. The Secretary of the Corporation shall serve as Secretary for the Committee.

    All of the members of the Audit Committee shall be financially literate and at least one member shall be a 'financial expert', as defined under applicable law and interpretations thereof. Any question concerning the independence, financial literacy or expertise of a Director shall be determined by the Board of Directors in its business judgment, consistent with any requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Committee may engage outside advisors as it deems necessary to discharge its responsibilities.

    One less than a majority of the members of the Audit Committee, but not less than two members, shall constitute a quorum for the transaction of the business of the Committee and the act of a majority of those Directors present at a meeting at which a quorum is present shall be the act of the Committee. The topics to be discussed at each meeting of the Committee shall be set forth in an agenda developed by management in consultation with the Committee Chairman.

ACCOUNTABILITY OF INDEPENDENT AUDITORS

    The Committee shall have the sole authority to retain and dismiss the Corporation's independent auditor, subject to the right of shareholders to approve or reject the appointed independent auditor, including the sole authority to approve all audit engagement fees and terms. The Committee shall have the sole authority to approve the performance of non-audit work by the independent auditors. The Committee shall meet at least quarterly.

OTHER ACTIVITIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

 1. Consult with and oversee the independent auditors and the internal auditors with regard to the development and performance of the audit plan for the current year, including:

    (a) a discussion in general terms of the proposed scope of the examination;

    (b) a review of the prior year's independent audit fee and an estimate of the current year's fee; and

    (c) an inquiry into (i) the qualifications, performance and independence of the independent auditors, including the adequacy and rotation of the independent auditors' staff assigned to the audit, including the lead audit partner, as well as the auditing firm itself and (ii) the adequacy, capabilities and performance of the internal audit staff of the Corporation.

 2. Request and review, at least annually, a report by the Corporation's independent auditor describing: (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by (a) the most recent internal quality-control review or peer review of the auditing firm, or (b) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, (iii) any corrective measures taken

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


    to deal with any such material issues; and (iv) the independent auditor's independence including all relationships between the independent auditor and the Corporation.

 3. In order to ensure the integrity of the Corporation's financial statements, review, before publication, in consultation with management and the independent auditors, the auditors' proposed report of audit and the annual audited financial statements of the Corporation, including a discussion with the independent auditors regarding the matters required to be discussed by Statement of Auditing Standards No. 61.

 4. Review and discuss with the independent auditors and management, prior to the filing with the Securities and Exchange Commission, the Corporation's Form 10-K Annual Report and 10-Q Quarterly Report, including the Corporation's interim financial statements, management's discussion and analysis of financial condition and results of operations and the matters required to be discussed by Statement of Auditing Standards No. 61.

 5. Submit any report of the Audit Committee required by the Securities and Exchange Commission to be included in the annual proxy statement of the Corporation.

 6. Consider and review with the independent auditors and management (i) any audit problems or other difficulties encountered in the course of the audit process and (ii) any management letter or other report prepared by the independent auditors relating to the prior year's audit, as well as any responses by management to either of the foregoing.

 7. Periodically, review the activities of the internal auditors.

 8. Periodically, meet separately with management, the director of the internal audit department and the independent auditor to discuss any matters that would be appropriate.

 9. Review with the independent auditors and management the effect of any significant new or proposed pronouncements of the accounting profession or regulatory bodies on the Corporation's accounting policies and financial statements.

10. Consult with the independent auditors, the internal auditors and management with regard to their views concerning (i) the adequacy of the internal accounting controls of the Corporation, any material deficiencies discovered and the related corrective actions taken or in progress; (ii) all critical accounting policies and practices to be used by the Corporation; (iii) the analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information that have been discussed with the Corporation's management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iv) the major issues regarding accounting principles and financial statements presentations, including any significant changes in the Corporation's selection or application of accounting principles; and
    (v) any other material written communications between the independent auditor and the Corporation's management.

11. Report to the Board concerning the significant matters reviewed by the Audit Committee at its meetings.

12. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies prior to release.

13. Discuss with management, the internal auditors and the independent auditors major financial risk assessment and risk management.

14. Review annually a report from management concerning any activity generated by the Corporation's 'hotline' and other material issues raised by shareholders, employees and analysts.

15. Assist the Board in its oversight of the Corporation's compliance with legal and regulatory requirements, including a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

16. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

17. Set hiring policies for employees or former employees of the independent auditor.

18. Review material communications from shareholders and employees to the Board.

19. Oversee and make recommendations to the Board concerning the Committee's operations, including committee membership qualifications, appointment and removal of committee members, committee structure and operations, including authority to delegate to subcommittees and committees reporting to the Board.

20. Perform such further functions as shall from time to time be assigned to the Committee by the Board of Directors.

     NOTE: The Corporation's management is responsible for preparing the Corporation's financial statements. The Corporation's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities.

                                                                    APPENDIX III

                           CURTISS-WRIGHT CORPORATION
                    EXECUTIVE COMPENSATION COMMITTEE CHARTER

MEMBERSHIP

    The Executive Compensation Committee of the Board of Directors shall consist of at least three Directors all of whom shall meet applicable standards of independence, including those set forth in the Company's Corporate Governance Guidelines, and be appointed by a majority of the whole Board of Directors. Each member shall serve at the pleasure of the Board of Directors and for such term or terms as the Board shall determine. A majority of the whole Board of Directors shall also appoint the Chairman of the Committee. The Secretary of the Corporation shall serve as Secretary for the Committee.

    The majority of the members of the Executive Compensation Committee shall have prior experience with the compensation practices of publicly traded companies. The Committee is authorized to retain consultants as necessary to discharge its responsibilities. The Committee may retain a consultant for a period not to exceed three years and then evaluate the desirability of continuing the engagement of the consultant for additional periods. The Committee will coordinate the retention of consultants on issues of employee compensation with the Committee on Directors and Governance to ensure that the Committees normally do not use the same consultant on issues of employee and director compensation. Any question concerning the independence or expertise of a Director shall be determined by the Board of Directors in its business judgment, consistent with any requirements of the New York Stock Exchange and the Securities and Exchange Commission.

    One less than a majority of the members of the Committee, but not less than two members, shall constitute a quorum for the transaction of business of the Committee and the act of a majority of those Directors present at a meeting at which a quorum is present shall be the act of the Committee. The topics to be discussed at each meeting of the Committee shall be set forth in an agenda developed by management in consultation with the Committee Chairman

RESPONSIBILITIES OF THE EXECUTIVE COMPENSATION COMMITTEE

    The Committee shall have responsibilities to maintain oversight of and make recommendations to the Board regarding the Company's executive compensation strategy, except as to compensation for the Chief Executive Officer, where the Committee shall have sole authority to act on behalf of the Board. In all matters, the Committee shall keep the Board informed as to all of its recommendations and actions. Specifically, the Committee will discharge the following primary responsibilities:

        1. The Committee shall make recommendations to the Board for approval regarding any and all action required or permitted to be taken by the Board of Directors under the Corporation's compensation plans, including but not limited to the 1995 Long Term Incentive Plan, the Modified Incentive Compensation Plan, the Savings and Investment Plan, the Executive Deferred Compensation Plan, the 1996 Stock Plan for Non-Employee Directors, the Deferred Compensation Plan, the Retirement Benefits Restoration Plan and special severance issues, as well as any and all proposed incentive compensation and equity-based plans.

        2. The Committee shall review and make recommendations regarding the total compensation, including salary and short and long term incentive compensation and all benefits and perquisites, of all elected officers, except for the Chief Executive Officer prior to the submission of such compensation to the Board of Directors for approval. In addition, the Committee shall review the total compensation of other managers at its discretion. The Committee shall review and approve goals and objectives relevant to the Chief Executive's compensation, evaluate the Chief Executive Officer's performance in light of these goals and objectives and set the Chief Executive Officer's compensation based on this evaluation.

        3. The Committee shall review the performance of the senior management team in its implementation of the Company's management succession plans.

        4. The Committee shall review and report annually on the Company's executive compensation programs to the full Board. This report shall be published in the annual proxy statement after the Committee reviews the relevant portions of the proxy statement.

        5. The Committee shall oversee and make recommendations to the Board concerning the Committee's operations, including committee membership qualifications, appointment and removal of committee members, committee structure and operations, including authority to delegate to subcommittees and committees reporting to the Board.

        6. The Committee will conduct an annual assessment of its operations and provide a report of the assessment to the full Board.

                                                                     APPENDIX IV

                           CURTISS-WRIGHT CORPORATION
                 COMMITTEE ON DIRECTORS AND GOVERNANCE CHARTER

MEMBERSHIP

    The Committee on Directors and Governance of the Board of Directors shall consist of at least three Directors all of whom shall meet applicable standards of independence and be appointed by a majority of the Board of Directors. Each member shall serve at the pleasure of the Board of Directors and for such term or terms as the Board shall determine. A majority of the whole Board of Directors shall also appoint the Chairman of the Committee. The Secretary of the Corporation shall serve as Secretary for the Committee.

    The majority of the members of the Committee shall have prior experience with the operations of the boards of directors of publicly traded companies. Any question concerning the independence or expertise of a Director shall be determined by the Board of Directors in its business judgment, consistent with any requirements of the New York Stock Exchange and the Securities and Exchange Commission.

    The Committee will meet at least once a year. The topics to be discussed at each meeting of the Committee shall be set forth in an agenda developed by management in consultation with the Committee Chairman.

    One less than a majority of the members of the Committee, but not less than two members, shall constitute a quorum for the transaction of the business of the Committee and the act of a majority of those Directors present at a meeting at which a quorum is present shall be the act of the Committee.

RESPONSIBILITIES OF THE COMMITTEE ON DIRECTORS AND GOVERNANCE

    The Committee shall have the responsibility to maintain oversight of the Board's operations and effectiveness. Specifically, the Committee will discharge the following primary responsibilities:

        1. The Committee shall recommend to the Board criteria for Board membership

        2. The Committee shall recommend to the Board nominees for election as Directors based on criteria for membership established by the Board and procedures for identifying candidates for the Board established by the Committee. In identifying potential candidates, the Committee shall solicit recommendations from other Board members and the Chairman and Chief Executive Officer. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

        3. The Committee shall oversee and make recommendations to the Board concerning the Committee's operations, including committee membership qualifications, appointment and removal of committee members, and committee structure and operations, including authority to delegate to subcommittees and committees reporting to the Board.

        4. The Committee shall provide leadership to the Board in assessing the Board's performance, developing recommendations to enhance the Board's effectiveness and overseeing the process of implementing agreed upon actions to improve performance.

        5. The Committee shall review the compensation paid to Directors and recommend changes to the Board as appropriate.

        6. The Committee shall provide advice to the Chief Executive Officer on the formulation of the Company's management succession plans.

        7. The Committee will periodically review with the General Counsel the Company's policies and procedures for governing the operations of the Board and the Company. The Committee will recommend to the Board any changes, amendments and modifications to the policies and procedures it deems appropriate.

        8. The Committee will conduct an annual assessment of its operations and provide a report of the assessment to the full Board.

        9. The Committee shall review and, except with respect to the Chief Executive Officer, approve management requests for permission to undertake work assignments outside the scope of employment, such as service on the boards of directors of other companies. The Committee shall review and make recommendations to the Board with respect to potential outside work assignments for the Chief Executive Officer.

        10. The Committee shall review the charters of all other Board Committees and recommend changes to the Board for approval.

        11. The Committee shall perform such other functions that from time to time may be assigned by the Board and shall report to the Board concerning significant matters reviewed by the Committee at its meetings.

    The Committee shall develop and recommend to the Board a set of corporate governance principles applicable to the Corporation. In addition, the Committee shall periodically review and update such principles.

                                                                      APPENDIX V

                           CURTISS-WRIGHT CORPORATION
                         1995 LONG TERM INCENTIVE PLAN

                            PROPOSED PLAN AMENDMENTS

    In order to allow non-employee directors to participate in the 1995 Curtiss-Wright Long Term Incentive Plan, and to more closely align the plan with the letter and spirit of recent legislation, the Compensation Committee recommends the following changes to the Plan document:

SECTION 2. DEFINITIONS

    Change the definition of a plan 'participant'

                       from, '...an employee who is selected by the Committee to receive an award under the Plan.'
                       to, '...an employee or non-employee member of the Board of Directors who is selected by the Committee to receive an award under the Plan.'

SECTION 3. ADMINISTRATION

    Add limitations as to the dollar value that can be granted to a non-employee Director during a calendar year (subparagraph iii)

                       ...'and the value of any form of award granted to an individual non-employee director during any calendar year may not exceed fifteen thousand dollars ($15,000)'

SECTION 5. ELIGIBILITY

    Change the scope of plan eligibility

                       from, 'Any employee (excluding any member of the Committee)
                       shall be eligible to be selected as a participant.'
                       to, 'Any employee or non-employee director shall be eligible to be selected as a participant.'

SECTION 12. AMENDMENTS AND TERMINATION

    Eliminate the paragraph that allows the Committee to amend the terms of an award (e.g., option re-pricing). Specifically:

                       'The Committee may amend the terms of any award heretofore granted, prospectively or retroactively...may also substitute new Awards for Awards previously granted...including without limitation Options having Fair
                       Market Value or higher option prices...'

SECTION 13. GENERAL PROVISIONS

    Eliminate the paragraph allowing the Committee to offer loans to participants for the purpose of exercising options. Specifically:

    'As circumstances may from time to time require, the Committee may...make available to Participants loans for the purpose of exercising Options.'

                                                                     APPENDIX VI

                           CURTISS-WRIGHT CORPORATION
                       THE 1995 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSES.

    The purposes of the 1995 Curtiss-Wright Long-Term Incentive Plan (the 'Plan') are to encourage selected key employees of Curtiss-Wright Corporation (the 'Company') to acquire a proprietary and vested interest in the growth and performance of the Company, and to generate an increased incentive to contribute to the Company's future success and prosperity, thereby enhancing the value of the Company for the benefit of stockholders and the ability of the Company to attract and retain individuals of exceptional talent.

SECTION 2. DEFINITIONS.

    As used in the Plan, the following terms shall have the meanings set forth below:

        (a) 'Award' shall mean any Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option granted pursuant to the provisions of the Plan.

        (b) 'Award Agreement' shall mean any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant.

        (c) 'Board' shall mean the Board of Directors of the Company.

        (d) 'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time, including the rules, regulations, and interpretations promulgated thereunder.

        (e) 'Committee' shall mean the Executive Compensation Committee of the Board, composed of not less than three directors each of whom is a Disinterested Person.

        (f) 'Company' shall mean Curtiss-Wright Corporation.

        (g) 'Disinterested Person' shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

        (h) 'Dividend Equivalent' shall mean any right granted pursuant to
    Section 13(i) hereof to receive an equivalent amount of interest or dividends with respect to the number of shares covered by an Award.

        (i) 'Employee' shall mean any salaried employee of the Company or its Subsidiaries.

        (j) 'Fair Market Value' shall mean, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

        (k) 'Incentive Stock Option' shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        (l) 'Limited Stock Appreciation Right' shall mean a Stock Appreciation Right that can only be exercised in the event of a change in control, according to the definition and provisions of Section 8 of the Plan.

        (m) 'Non-qualified Stock Option' shall mean an Option granted to a Participant under Section 6 hereof that is not intended to be an Incentive Stock Option.

        (n) 'Option' shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        (o) 'Participant' shall mean AN EMPLOYEE OR NON-EMPLOYEE MEMBER OF THE BOARD OF DIRECTORS WHO IS SELECTED BY THE COMMITTEE TO RECEIVE AN AWARD UNDER THE PLAN.

        (p) 'Performance Award' shall mean any Award of Performance Shares or Performance Units pursuant to Section 10 hereof.

        (q) 'Performance Period' shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

        (r) 'Performance Share' shall mean any grant pursuant to Section 10 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        (s) 'Performance Unit' shall mean any grant pursuant to Section 10 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        (t) 'Person' shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        (u) 'Restricted Stock' shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        (v) 'Restricted Stock Award' shall mean an award of Restricted Stock under Section 9 hereof.

        (w) 'Shares' shall mean shares of the common stock of the Company, $1.00 par value, and such other securities of the Company as the Committee may from time to time determine.

        (x) 'Stock Appreciation Right' shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, either, the excess of the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, the excess of the Fair Market Value of one Share at any time during a specified period before the date of exercise over the grant price of the right as specified by the Committee, in its sole discretion, on the date of grant, which shall not be less than the Fair Market Value of one Share on such date. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        (y) 'Stockholder Meeting' shall mean the annual meeting of stockholders of the Company held each year.

        (z) 'Subsidiaries' shall mean any corporation or corporations in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

SECTION 3. ADMINISTRATION.

    The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company to whom

                                       2





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Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; provided, however, that Shares subject to any form of award granted to any individual employee during any calendar year shall not exceed fifty thousand (50,000), subject to any adjustment according to the terms of Section 4(b), AND THE VALUE OF ANY FORM OF AWARD GRANTED TO AN INDIVIDUAL NON-EMPLOYEE DIRECTOR DURING ANY CALENDAR YEAR MAY NOT EXCEED FIFTEEN THOUSAND DOLLARS ($15,000); (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any stockholder, and any employee of the Company or its Subsidiaries. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

SECTION 4. SHARES SUBJECT TO THE PLAN.

    (a) Subject to adjustment as provided in Section 4(b), the total number of Shares available for grant under the Plan in each calendar year shall be determined by the Executive Compensation Committee, in its sole discretion, provided that no more than One Million Five Hundred Thousand (1,500,000) Shares shall be cumulatively available for grant under the Plan. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.

    (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other change in corporate structure affecting the Shares, such adjustment shall be made in the aggregate number of Shares which may be delivered under the Plan, and in the number of Shares subject to outstanding Options granted under the Plan, and in the price or number of Shares subject to Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, and provided that the number of Shares subject to any Award shall always be a whole number.

SECTION 5. ELIGIBILITY.

    ANY EMPLOYEE OR NON-EMPLOYEE DIRECTOR SHALL BE ELIGIBLE TO BE SELECTED AS A PARTICIPANT.

SECTION 6. STOCK OPTIONS.

    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

        (a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such purchase price in the case of Incentive Stock Options shall not be less than the Fair Market Value of the Share on the date of

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    the grant of the Option. In no event shall the Option Price of any
    Non-qualified Stock Option be less than 50% of the Fair Market Value of the Shares on the date of grant, and the number of such below-market Options shall be limited to 25% of the Options available for grant in any calendar year.

        (b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted.

        (c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless otherwise determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option.

        (d) Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

        (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price shall be payable in full to the Company either: in cash or its equivalent, or by tendering to the Company, or certifying by the Participant to the satisfaction of the Company, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the Shares which are tendered or certified must have been held by the Participant for at least six (6) months prior to their tender or certification), or by a combination of these methods. The Committee may also allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means the Committee determines to be consistent with the Plan's purpose and applicable law.

        (f) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or subsidiary of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of
    Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

SECTION 7. STOCK APPRECIATION RIGHTS.

    Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

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SECTION 8. LIMITED STOCK APPRECIATION RIGHTS.

    Limited Stock Appreciation Rights may be granted hereunder to Participants in addition to or related to any Option or Stock Appreciation Right granted under the Plan. A Limited Stock Appreciation Right may be granted at the time the Option or Stock Appreciation Right is granted or at any time thereafter. Limited Stock Appreciation Rights are exercisable in full for a period of seven months following the date of a Change in Control as defined in Section 11(b).

    (a) Amount of Payment. The amount of payment to which a Participant shall be entitled upon the exercise of each Limited Stock Appreciation Right shall be equal to the difference between the Option price of the Shares covered by the related Option or Stock Appreciation Right and the Market Price of such Shares. Market Price is defined to be the greater of (i) the highest price of the Shares paid in connection with a Change in Control and (ii) the highest price of the Shares reflected in the New York Stock Exchange Transactions Report during the 60-day period prior to the Change in Control.

    (b) Form of Payment. Payments to Participants upon the exercise of Limited Stock Appreciation Rights shall be made solely in cash.

    (c) Effect of Exercise. If Limited Stock Appreciation Rights are exercised, the Options and Stock Appreciation Rights related to them cease to be exercisable. Upon the exercise or termination of the Options or Stock Appreciation Rights, the related Limited Stock Appreciation Rights terminate.

SECTION 9. RESTRICTED STOCK.

    (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

    (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

    (c) Forfeiture of Restricted Stock Award. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company; provided that in the event of a Participant's retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after the period of forfeiture, as determined or modified by the Committee.

SECTION 10. PERFORMANCE AWARDS.

    Performance Awards, including Performance Shares and Performance Units, may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance standards to be used during any Performance Period shall include measures such as net earnings, operating income, cash flow, return on equity, return on capital employed, return on assets, and total stockholder return. The performance standards selected and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in
Section 11, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively

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determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. The maximum cash award paid to any Participant during any plan year shall be no more than five hundred thousand dollars ($500,000).

SECTION 11. CHANGE IN CONTROL.

    (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable;
(iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards, as it may deem equitable and in the best interests of the Company.

    (b) A Change in Control shall be deemed to have occurred for the purposes of the Plan on the date of occurrence of any of the events set forth in clauses
(1), (2) and (3) of this subparagraph;

        (1) the date the Company acquires knowledge of the filing under the Exchange Act of a statement on Schedule 13D, or any amendment thereto, relating to a transaction or series of transactions in which any person or group deemed a person under Section 13(d)(3) of the Exchange Act shall have become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 20% or more of all votes to which all shareholders of the Company would be entitled in the election of Directors were an election held on such date; provided, that any shares held by a person or group who filed or who would have been obligated to file a Schedule 13D or 13G with respect to beneficial ownership of securities of the Company prior to January 1, 1995, any affiliate or associate as of January 1, 1995 of any such person, any beneficiary or any trust or estate included in any such person or group, any member of the family of any such person, and trust or estate (including the trustees or executors thereof) established by or for the benefit of any such person, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such person (in each case, an 'Existing Shareholder'), shall be excluded from the shares held by any person or group for purposes of determining whether the foregoing 20% threshold for securities ownership has been reached by such person or group; and provided further that, notwithstanding the foregoing, the securities beneficially owned by any Existing Shareholder shall not be so excluded from the securities beneficially owned by any person or group if such person or group includes any person who is not an Existing Shareholder and such person or group has beneficial ownership of securities of the Company having 20% or more of all votes in the election of directors;

        (2) the date on which there is a failure of individuals who were members of the Board of Directors as of May 5, 1995 to constitute at least a majority of the Board of Directors, unless the election (or the nomination for election by the shareholders) of each new director was approved by a vote of at least two-thirds of the total of such individuals then still in office and such other directors as may previously have been elected or nominated pursuant to such a two-thirds vote; or

        (3) the date of approval by the shareholders of the Company of an agreement ( a 'reorganization agreement') providing for (i) the merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation, or pursuant to which its common stock is converted, other than a merger where the shareholders of the Company

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    immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Company immediately prior to the merger or consolidation constitute, immediately after the merger or consolidation, a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or (ii) the sale or other disposition or liquidation of all or substantially all of the assets of the Company; provided, however that notwithstanding anything to the contrary in this Plan, no transaction or series of transactions shall constitute a 'Change in Control' as to the holder of any Stock Option if such transaction or series of transactions required such holder to be identified in any United States securities law filing as a person or a member of any group acquiring, holding or disposing of beneficial ownership of the Company's securities and effecting a 'Change in Control' as defined herein.

SECTION 12. AMENDMENTS AND TERMINATION.

    The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a or Participant under an Award heretofore granted, without the Participant's consent, or that without the approval of the stockholders would:

        (a) except as is provided in Section 4(b) of the Plan, increase the total number of shares reserved for the purposes of the Plan; or

        (b) change the employees or class of employees eligible to participate in the Plan.

The Plan shall become effective on May 5, 1995, and shall remain in effect, subject to the right of the Board to amend, alter or discontinue the Plan as described above, until May 5, 2005.

SECTION 13. GENERAL PROVISIONS.

    (a) The adoption of this Plan by the stockholders at the 1995 Stockholder Meeting will simultaneously terminate the 1989 Restricted Stock Purchase Plan. Outstanding Awards under the 1989 Restricted Stock Plan shall continue in full force and subject to the provisions of the 1989 Restricted Stock Plan.

    (b) No Award shall be assignable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may designate a beneficiary or beneficiaries of the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the lifetime of the Participant, only by the Participant or, if permissible under applicable law, by the guardian or legal representative of the Participant.

    (c) The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

    (d) No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

    (e) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

    (f) The Committee shall be authorized to make adjustments in Performance Award standards or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan

                                       7





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or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

    (g) The Committee shall have full power and authority to determine any other type and form of Award beyond those enumerated above to grant a Participant for the furtherance of the purposes of the Plan.

    (h) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee.

    (i) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (j) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or Dividend Equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

    (k) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due with respect to an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall also be authorized to accept the delivery of shares by a Participant in payment for the withholding of federal, state and local taxes (but not for social security and Medicare taxes) up to the Participant's marginal tax rate.

    (l) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    (m) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New Jersey and applicable Federal law.

    (n) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

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                                                                    APPENDIX VII

                           CURTISS-WRIGHT CORPORATION
                       2003 EMPLOYEE STOCK PURCHASE PLAN
                                   ARTICLE I
                                    PURPOSE

    1.01 The purpose of this Curtiss-Wright Corporation Employee Stock Purchase Plan (the 'Plan') is to provide employees of Curtiss-Wright Corporation (the 'Company') and its Subsidiary Corporations with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company ('Company Stock'). It is the intention of the Company that the Plan qualify as an 'employee stock purchase plan' under Section 423 of the Internal Revenue Code. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                  DEFINITIONS

    2.01 'Account' means the account maintained on behalf of each Participant by the Administrator for the purpose of investing in Company Stock and engaging in other transactions permitted under the Plan;

    2.02 'Administrator' means the same as Plan Administrator defined in
Section 2.18.

    2.03 'Board' means the Board of Directors of the Company;

    2.04 'Committee' means the individuals appointed by the Board to administer the Plan;

    2.05 'Code' means the Internal Revenue Code of 1986, as amended from time to time, including the rules, regulations and interpretations promulgated thereunder;

    2.06 'Company' means the Curtiss-Wright Corporation and its Subsidiary Corporations;

    2.07 'Company Stock' means Company common stock and such other securities as may be substituted (or resubstituted) for Company Stock pursuant to
Section 10.06;

    2.08 'Compensation' means base cash remuneration that is paid to the Employee by the Company (or an affiliate) during the calendar year for the performance of services and includible in gross income, including, and limited to, gross base salary; Code Section 125 elective payroll deduction contributions; elective payroll deduction contributions made under this Plan; and elective payroll deduction contributions made under any qualified retirement plan;

    2.09 'Effective Date' means December 1, 2003, subject to approval by the holders of the majority of the common stock present and represented at a special or annual meeting of the shareholders held on or before such date. If the Plan is not so approved, the Plan shall not become effective;

    2.10 'Employee' means any active employee of the Company or a Subsidiary Corporation;

    2.11 'Enrollment Date' means the first day of the next regularly scheduled payroll period for the Company or a Subsidiary Corporation, as applicable;

    2.12 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended from time to time;

    2.13 'Exercise Date' means the last day of each Offering Period;

    2.14 'Fair Market Value' means the means the fair market value of a share of Company Stock, which, as of any given date, shall be the average of the highest and lowest sales prices of a share of Company Stock reported on a consolidated basis for securities listed on the New York Stock Exchange for trades on the date as of which such value is being determined or, if that day is not a Trading Day, then on the latest previous Trading Day;

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    2.15 'Offering Period' means the approximate period established by the
Committee, not to exceed 27 months;

    2.16 'Participant' means any Employee who (i) is eligible to participate in the Plan under Section 3.01 hereof and (ii) elects to participate;

    2.17 'Plan' means the Curtiss-Wright Corporation Employee Stock Purchase
Plan;

    2.18 'Plan Administrator' means the person or entity designated by the Company to act as administrator for the Plan or any successor thereto;

    2.19 'Purchase Price' means an amount equal to the lesser of (a) 85% of the Fair Market Value of a share of Company Stock on the first day of the Offering Period or (b) 85% of the Fair Market Value of a share of Company Stock on the Exercise Date;

    2.20 'Reserves' means the number of shares of Company Stock covered by all options under the Plan which have not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but which have not yet become subject to options; and

    2.21 'Subsidiary Corporation' means any corporation (other than the Company) in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

    3.01 An Employee may become a Participant in the Plan by giving instructions authorizing payroll deductions to the Administrator in such manner and form as prescribed by the Administrator no later than 15 days prior to the first day of an Offering Period (unless a later time for filing such instructions is set by the Committee for all Employees with respect to a given Offering Period). Payroll deductions for an Employee shall commence with the first payroll period that begins at least 15 days following the date such instructions are received by the Administrator.

    3.02 Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan to the extent that:

        (a) immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (determined under the rules of Section 424(d) of the Code); or

        (b) immediately after the grant, such Employee's right to purchase Company Stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any Subsidiary Corporation would accrue at a rate which exceeds $25,000 in fair market value of such Company Stock (determined at the time such option is granted) for each calendar year in which such option would be outstanding at any time.

                                   ARTICLE IV
                                   OFFERINGS

    4.01 The Plan will be implemented by offerings of Company Stock established by the Committee, not to exceed 27 months. The Committee shall have the power to change the beginning date, ending date, and duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided that Offering Periods will in all cases comply with applicable limitations under Section 423(b)(7) of the Code.

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                                   ARTICLE V
                               PAYROLL DEDUCTIONS

    5.01 A Participant may elect to have deductions made for each payroll period during an Offering Period in an amount equal to any whole percentage from 1% to 10% of his or her Compensation received for the payroll period; provided, that the maximum amount of payroll deductions may not exceed $21,250 for each year. To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase contained herein, a Participant's payroll deductions may be decreased to 0% during any Offering Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such calendar year is no greater than $21,250; and provided, further that no Participant may purchase more than 10,000 shares of Company Stock during any offering period. The Company, in its discretion, may increase and decrease the maximum percentage amount (but not the maximum dollar amount) without formally amending the plan; provided, however, the maximum percentage amount shall be a uniform percentage of Compensation for all Participants.

    5.02 An individual Account shall be maintained by the Administrator for each Participant in the Plan. All payroll deductions made for a Participant shall be credited to his or her Account. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 7.03. No interest shall accrue or be paid on any payroll deductions or any other amounts credited to a Participant's Account.

    (a) A Participant may discontinue his or her participation in the Plan or may decrease the rate of his or her payroll deductions during the Offering Period by giving instructions authorizing a change in payroll deduction rate to the Administrator in such manner and form as prescribed by the Administrator.

    (b) A Participant may increase the rate of his or her payroll deductions prior to an Offering Period by giving instructions authorizing a change in payroll deduction rate to the Administrator within 15 days prior to the first day of the Offering Period in such manner and form as prescribed by the Administrator. The change in rate shall become effective with the first payroll period that begins at least 15 days following the date such instructions are received by the Administrator. A Participant's payroll deduction authorization agreement shall remain in effect for successive Offering Periods until the Participant provides new instructions to the Administrator or terminates employment as provided in Section 7.02.

    5.03 If at any time the number of shares of Company Stock available for purchase under the Plan is insufficient to grant to each Participant the right to purchase the full number of shares to which he otherwise would be entitled, then each Participant will have the right to purchase that number of available shares of Company Stock that is equal to the total number of available shares of Company Stock multiplied by a fraction, the numerator of which is the amount of Compensation credited to the Participant's Account for the Offering Period, and the denominator of which is the total amount of Compensation credited to the Accounts of all Participants for the Offering Period.

                                   ARTICLE VI
                          GRANT AND EXERCISE OF OPTION

    6.01 On the first day of each Offering Period, each Employee participating in such Offering Period shall be deemed to have been granted an option to purchase on the Exercise Date of such Offering Period, at the applicable Purchase Price, up to a number of shares of Company Stock determined by dividing such Employee's payroll deductions credited to his or her Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.02 and 8.01. Exercise of the option shall occur as provided in Section 6.02, unless such amount has been distributed to the Participant upon termination of employment pursuant to Section 7.02. To the extent not exercised, the option shall expire on the last day of the Offering Period.

    6.02 A Participant's option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of shares (including fractional shares) subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account.

    6.03 During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant and are not transferable other than by will or by the laws of descent and distribution.

        (a) At or as promptly as practicable after the Exercise Date for an Offering Period, the Company shall deliver the shares of Company Stock purchased to the Administrator for deposit into the Participants' Accounts.

        (b) Cash dividends on any Company Stock credited to a Participant's Account will be automatically reinvested in additional shares of Company Stock; such amounts will not be available in the form of cash to Participants. All cash dividends paid on Company Stock credited to a Participant's Account will be paid over by the Company to the Administrator at the dividend payment date. The Administrator will aggregate all purchases of Company Stock in connection with the Plan for a given dividend payment date. Purchases of Company Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 30 days) after a dividend payment date. The Administrator will make such purchases, as directed by the Committee, either (i) in transactions on any securities exchange upon which Company Stock is traded, or (ii) directly from the Company at 100% of the Fair Market Value of a share of Company Stock on the dividend payment date. Any shares of Company Stock distributed as a dividend or distribution in respect of shares of Company Stock or in connection with a split of the Company Stock credited to a Participant's Account will be credited to such Account. In the event of any other non-cash dividend or distribution in respect of Company Stock credited to a Participant's Account, the Administrator will, if reasonably practicable and at the direction of the Committee, sell any property received in such dividend or distribution as promptly as practicable and use the proceeds to purchase additional shares of Company Stock in the same manner as cash paid over to the Administrator for purposes of dividend reinvestment.

        (c) Each Participant will be entitled to vote the number of shares of Company Stock credited to his or her Account (including any fractional shares credited to such Account) on any matter as to which the approval of the Company's stockholders is sought.

        (d) During the first two years from the first day of an Offering Period, a Participant may sell, but may not transfer or withdraw, the shares of Company Stock acquired during such Offering Period and credited to his or her Account. During such two-year period, all sales of shares of Company Stock acquired during the Offering Period shall only be effectuated by the Administrator on the Participant's behalf.

        (e) Following the completion of two years from the first day of an Offering Period, a Participant may elect to withdraw from his or her Account shares of Company Stock acquired during such Offering Period or may elect to transfer such shares from his or her Account to an account of the Participant maintained with a broker-dealer or financial institution. If a Participant elects to withdraw shares from his or her account, one or more certificates for whole shares shall be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional shares based on the Fair Market Value of a share of Company Stock on the date of withdrawal. If shares of Company Stock are transferred from a Participant's Account to a broker-dealer or financial institution that maintains an account for the Participant, only whole shares shall be transferred and cash in lieu of any fractional share shall be paid to such Participant based on the Fair Market Value of a share of Company Stock on the date of transfer. A Participant seeking to withdraw or transfer shares of Company Stock must give instructions to the Administrator in such form and manner as may be prescribed by the Administrator, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed in accordance with Section 10.05.

                                  ARTICLE VII
               WITHDRAWAL FROM PLAN AND TERMINATION OF EMPLOYMENT

    7.01 If a Participant decreases his or her payroll deduction rate to zero during an Offering Period, he or she shall be deemed to have withdrawn from participation in the Plan. Any payroll deductions credited to the Participant's account will be used to exercise his or her option for the purchase of Company Stock on the next following Exercise Date. In the event that the Participant does not give proper instructions to the Administrator in a timely manner, the Participant shall be deemed to have elected to exercise his or her option for the purchase of Company Stock on the next following Exercise Date. Payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant provides to the Administrator new instructions authorizing payroll deductions. A Participant who withdraws from participation in the Plan may withdraw the Company Stock credited to his or her Account only as provided in Section 6.04.

    7.02 Upon a Participant's termination of employment with the Company and all Subsidiary Corporations for any reason (including termination because of the Participant's death), the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 10.01, and such Participant's option shall be automatically terminated. The Administrator shall continue to maintain the Participant's Account until the earlier of such time as the Participant withdraws or transfers all Company Stock in the Account, which withdrawal or transfer shall be permitted only as provided in Section 6.04 or two years after the Participant ceases to be employed by the Company and its Subsidiary Corporations. At the expiration of such two-year period, the Administrator shall distribute to the Participant (or, if the termination of employment is because of death, to the person or persons entitled to the distribution under Section 10.01) the shares of Company Stock in the Participant's Account in certificated form or transfer such shares of Company Stock from the Participant's Account to an account of the Participant (or the Participant's beneficiary) maintained with a broker-dealer or financial institution. The provisions of Section 6.04 shall apply to a distribution of shares of Company Stock on termination of employment under this Section 7.02.

    7.03 If a Participant goes on an authorized leave of absence for any reason, such Participant shall have the right to elect to: (a) withdraw all of the payroll deductions credited to the Participant's Account, (b) discontinue contributions to the Plan but have the amount credited to his or her Account used to purchase Company Stock on the next Exercise Date, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence to the extent that amounts payable by the Company to such Participant are sufficient to meet such Participant's authorized Plan deductions. Unless a Participant on an authorized leave of absence returns to employment with the Company or a Subsidiary Corporation within ninety (90) days after the first day of his or her authorized leave of absence, such Participant shall be deemed to have terminated employment and the provisions of Section 7.02 shall apply. Notwithstanding the above, if the authorized leave of absence exceeds 90 days and the Participant is guaranteed reemployment with the Company either by statute of by contract, the Participant shall not be deemed to have terminated employment on the ninety-first (91st) day.

    7.04 For the purposes of the Plan, a Participant's employment with the Company or a Subsidiary shall be considered to have terminated effective on the last day of the Participant's actual and active employment with the Company or Subsidiary, whether such day is selected by agreement with the Participant or unilaterally by the Company or Subsidiary and whether with or without advance notice to the Participant. For the avoidance of doubt, no period of notice that is given or ought to have been given under applicable law in respect of such termination of employment will be taken into account in determining entitlement under the Plan.

                                  ARTICLE VIII
                                 COMPANY STOCK

    8.01 Subject to adjustment as provided in Section 11.05 hereof, the maximum number of shares of Company Stock that shall be reserved for sale under the Plan shall be 500,000. Such shares shall be either authorized and unissued shares or shares, which have been reacquired by the Company. If the total number of shares which would otherwise be subject to options granted during an Offering Period exceeds the number of shares of Company Stock then available under the Plan (after deduction of all shares of Company Stock for which options have been exercised or are then outstanding), the provisions of Section 5.03 shall apply. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

    8.02 The Participant will have no interest in Company Stock covered by his or her option until such option has been exercised.

                                   ARTICLE IX
                               CHANGE IN CONTROL

    9.01 A 'Change in Control' shall mean the occurrence during the term of the Agreement of:

        (a) An acquisition (other than directly from the Company) of any common stock of the Company ('Common Stock') or other voting securities of the Company entitled to vote generally for the election of directors (the 'Voting Securities') by any 'Person' (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')), immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of (i) the then outstanding shares of Common Stock, (ii) the combined voting power of the Company's then outstanding Voting Securities or (iii) the voting power to elect a majority of the Company's Board of Directors; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control; provided, further, however, that with respect to any acquisition of Beneficial Ownership Caroline W. Singleton, as the Sole Trustee of the Singleton Family Trust or the Singleton Group, L.L.C. (collectively referring to Caroline Singleton, Singleton Family Trust and Singleton Group L.L.C. as 'Singleton'), the reference to twenty percent (20%) in this
    Section 17.6(a) and Section 17.6(c) shall be deemed to be twenty-two percent (22%) for purposes of Singleton. A 'Non-Control Acquisition' shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a 'Subsidiary') (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined); or

        (b) The individuals who, as of June 1, 1998, are members of the Board (the 'Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened 'Election Contest' (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a 'Proxy Contest') including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

        (c) The consummation of:

               (1) A merger, consolidation or reorganization to which the Company is a party or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a 'Non-Control Transaction.' A 'Non-Control Transaction' shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where (i) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the 'Surviving Corporation') in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,
           (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, and (iii) no Person other than (A) the Company, (B) any Subsidiary, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Subsidiary, or
           (D) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

               (2) A complete liquidation or dissolution of the Company; or

               (3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary or a distribution to the Company's shareholders); or

               (4) The sale or other disposition of all or substantially all of the assets of the Subsidiary which employs Executive to any Person (other than a transfer to a Subsidiary or a distribution to the Company's shareholders);

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the 'Subject Person') acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    9.02 In the event of a Change in Control, the Offering Period shall terminate immediately, unless otherwise provided by the Committee.

                                   ARTICLE X
                                 ADMINISTRATION

    10.01 The Committee shall administer the Plan. Subject to the express provisions of the Plan, the Committee shall have full and discretionary authority to interpret and construe all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be final and conclusive. The Committee may, in its discretion, delegate some or all of its authority to one or more employees or officers of the Company.

    10.02 Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any stockholder, and any of the Company or its Subsidiaries. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

    10.03 Members of the Committee, and any officer or employee of the Company acting at the direction, or on behalf, of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

    10.04 The Administrator will act as administrator under the Plan, and will perform such duties as are set forth in the Plan and in any agreement between the Company and the Administrator. The Administrator will establish and maintain, as agent for each Participant, an Account and any subaccounts as may be necessary or desirable for the administration of the Plan.

    10.05 The costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, including annual fees of the Administrator and any brokerage fees and commissions for the purchase of Company Stock upon reinvestment of dividends and distributions. The foregoing notwithstanding, the Administrator may impose or pass through to the Participants a reasonable fee for the withdrawal of Company Stock in the form of stock certificates and reasonable fees for other services unrelated to the purchase of Company Stock under the Plan, to the extent approved in writing by the Company and communicated to Participants. Under no circumstance shall the Company pay any brokerage fees and commissions for the sale of Company Stock acquired under the Plan by a Participant.

                                   ARTICLE XI
                                 MISCELLANEOUS

    11.01 Subject to applicable law, a Participant may file a written designation of a beneficiary who is to receive any shares and cash from the Participant's Account under the Plan in the event of (a) such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to a distribution to such Participant of shares or cash then held in the Participant's Account or (b) such Participant's death prior to exercise of the option. The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, any shares or cash to be distributed on the Participant's death shall be delivered to the Participant's estate.

    11.02 Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive Company Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution as provided in Section 11.01. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its sole discretion, treat such action as an election to withdraw funds.

    11.03 The Company or any designated Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, including any disposition of shares acquired under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding. At the time of a Participant's exercise of an option or disposition of shares acquired under the Plan, the Company may require the Participant to make other arrangements to meet tax withholding obligations as a condition to exercise of rights or distribution of shares or cash from the Participant's Account. In addition, a Participant may be required to advise the Company of sales and other dispositions of Company Stock acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan.

    11.04 All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    11.05 Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other changes in corporate structure affecting the Company Stock, such adjustment shall be made in the aggregate number of shares of Company Stock which may be delivered under the Plan, and in the number of Company Stock subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion.

    11.06 The Committee shall have the complete power and authority to amend the Plan from time to time to the extend that such amendments are necessary and appropriate for the efficient administration of the Plan; however, in no event shall such authority extend to any amendment that would increase the cost of the Plan for the Company. The Board shall have the complete power and authority to terminate the plan. Further, to the extent necessary to comply with Section 423 of the Code (or any other successor rule or provision), the Company shall obtain stockholder approval in such a manner and to such a degree as so required. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

    11.07 The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time. Any benefits granted hereunder are not part of the Participant's base salary, and shall not be considered as part of such salary for purposes of any other employee plan, program, policy or arrangement maintained by the Company or in the event of severance, redundancy or resignation. If the Participant's employment is terminated for whatever reason, whether lawfully or unlawfully, the Participant shall not be entitled by way of damages for breach of contract, dismissal or compensation for loss of office or otherwise to any sum, shares or other benefits to compensate him or her for the loss or diminution in value of any actual or prospective right, benefits or expectation under or in relation to the Plan. Benefits granted under the Plan are entirely at the grace and discretion of the Company.

    11.08 All notices or other communications by a Participant to the Company shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    11.09 The Company shall not be obligated to issue shares of Company Stock with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted.

    11.10 The Plan shall continue in effect through, and including October 1, 2013, unless terminated prior thereto pursuant to Section 11.07 hereof, or by the Board or the Committee, each of which shall have the right to extend the term of the Plan. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participant's Accounts shall be delivered to the respective Participant (or the Participant's legal representative) as soon as administratively practicable.

    11.11 To the extent permitted under Section 423 of the Code, the Committee may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company or Subsidiary Corporation outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements, or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions will include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company, or which would cause the Plan to fail to meet the requirements of Section 423 of the Code.

    11.12 For the reasons described below, the Company and its affiliates may process sensitive personal data about each Participant. Such data may include but is are not limited to: (a) personal data (e.g., name, address, telephone number, fax number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, age, language skills, and employee number), (b) employment information (e.g., C.V. (or resume), wage history, employment references, job title, employment or severance contract, plan or benefit enrollment forms and elections, and option or benefit statements), and
(c) financial information (e.g., wage and benefit information, personal bank account number, tax related information, and tax identification number). The Company may from time to time process and transfer this or other information for internal compensation and benefit planning (specifically, participation in the Plan). The legal persons for whom the Participant's personal data is intended are the Company, and any outside Plan administrator or Administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan appropriate. The Company shall ensure that all personal data and/or sensitive data transmitted shall be kept confidential and used only for legitimate Company purposes as described above.

    The Plan, all options granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of New Jersey without reference to the principles of conflict of laws, except as superseded by applicable federal law.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           CURTISS-WRIGHT CORPORATION

                                  May 23, 2003

                           Please date, sign and mail
                               your proxy card in
                         the envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.

-------------------------------------------------------------------------------
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
-------------------------------------------------------------------------------

1. & 2. Election of Class B and Common Directors:

                              NOMINEES:
[ ] FOR ALL NOMINEES          o M. R. Benante     Class B
                              o J. B. Busey IV    Class B
[ ] WITHHOLD AUTHORITY        o D. Lasky          Class B
    FOR ALL NOMINEES          o W. B. Mitchell    Class B
                              o J. R. Myers       Class B
[ ] FOR ALL EXCEPT            o W. W. Sihler      Class B
    (See instructions below)  o J. M. Stewart     Class B
                              o S. M. Fuller      Common

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

Only those votes cast by Class B Common Stock stockholders shall be considered for the election of Class B directors, and only those votes cast by Common Stock stockholders shall be considered for the election of the Common director.

                                                                                  FOR   AGAINST   ABSTAIN
(3)  PROPOSAL TO AMEND THE CORPORATION'S 1995 LONG-TERM INCENTIVE PLAN to         [ ]     [ ]       [ ]
     include Members of the Board of Directors as participants under the Plan.

(4)  PROPOSAL TO AMEND THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF      [ ]     [ ]       [ ]
     INCORPORATION to increase the amount of authorized Common Stock.

(5)  PROPOSAL TO ADOPT THE CORPORATION'S 2003 Employee Stock Purchase Plan.       [ ]     [ ]       [ ]

(6)  PROPOSAL TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSE-COOPERS LLP as        [ ]     [ ]       [ ]
     independent public accountants of the Corporation.


Signature of Shareholder_____________________________ Date:________________

Signature of Shareholder_____________________________ Date:________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           CURTISS-WRIGHT CORPORATION

                4 Becker Farms Road, Roseland, New Jersey 07068

            This Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints MARTIN R. BENANTE, GLENN E. TYNAN and MICHAEL J. DENTON and each of them as proxies with power of substitution to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders on May 23, 2003, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey at 2:00 p.m. local time, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.

     This proxy will be voted in accordance with stockholder specifications. The Board of Directors of Curtiss-Wright Corporation recommends a vote "FOR" each of Proposal One, Proposal Two, Proposal Three, Proposal Four, Proposal Five and Proposal Six. Unless directed by this proxy to vote otherwise, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of the accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

                         (To be signed on Reverse Side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           CURTISS-WRIGHT CORPORATION

                                  May 23, 2003

                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                     - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


-------------------------------------------------
COMPANY NUMBER
-------------------------------------------------
ACCOUNT NUMBER
-------------------------------------------------
CONTROL NUMBER
-------------------------------------------------

      Please detach and mail in the envelope provided IF you are not voting via telephone or the internet.

-------------------------------------------------------------------------------
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------

1. & 2. Election of Class B and Common Directors:

                              NOMINEES:

[ ] FOR ALL NOMINEES          o M. R. Benante           Class B
                              o J. B. Busey IV          Class B
[ ] WITHHOLD AUTHORITY        o D. Lasky                Class B
    FOR ALL NOMINEES          o W. B. Mitchell          Class B
                              o J. R. Myers             Class B
[ ] FOR ALL EXCEPT            o W. W. Sihler            Class B
    (See instructions below)  o J. M. Stewart           Class B
                              o S. M. Fuller            Common

Only those votes cast by Class B Common Stock stockholders shall be considered for the election of Class B directors, and only those votes cast by Common Stock stockholders shall be considered for the election of the Common director.

                                                                                  FOR   AGAINST   ABSTAIN
(3)  PROPOSAL TO AMEND THE CORPORATION'S 1995 LONG-TERM INCENTIVE PLAN to          [ ]     [ ]       [ ]
     include Members of the Board of Directors as participants under the Plan.

(4)  PROPOSAL TO AMEND THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF       [ ]     [ ]       [ ]
     INCORPORATION to increase the amount of authorized Common Stock.

(5)  PROPOSAL TO ADOPT THE CORPORATION'S 2003 Employee Stock Purchase Plan.        [ ]     [ ]       [ ]

(6)  PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP as               [ ]     [ ]       [ ]
     independent public accountants of the Corporation.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note    [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder_____________________________ Date:________________

Signature of Shareholder_____________________________ Date:________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.